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                            STOCK PURCHASE AGREEMENT

      This Stock Purchase Agreement (the "Agreement") is made as of September 26, 1997, between Commodore Applied Technologies, Inc., a Delaware corporation, (the "Corporation"), and an entity advised by Dimensional Fund Advisors Inc. whose name is set forth at the foot of this Agreement (the "Purchaser").

      The Corporation and the Purchaser hereby agree as follows:

                                    SECTION 1

                  Authorization Purchase and Sale of the Stock

      1.1 Authorization of the Stock. The Corporation has authorized issuance and sale of 300,300 shares of its common stock (the "Stock") to Purchaser as herein provided.

      1.2 Sale and Purchase of the Stock. At the Closing, subject to the terms and conditions hereof and in reliance upon the representations, warranties and agreements contained herein, the Purchaser will purchase the Stock from the Corporation at a purchase price of $3.675 per share, $1,103,602.50 in total.

                                    SECTION 2

                          Closing, Payment and Delivery

      2.1 Closing Date and Place of Closing. The closing shall be held as soon as practicable, and in no event more than 5 business days after execution of this Agreement, on such date as the Corporation and the Purchaser may agree to (the "Closing Date") and shall be held at the offices of Dimensional Fund Advisors Inc., 1299 Ocean Avenue, Santa Monica, CA 90401.

      2.2 Payment and Delivery. At the Closing, the Purchaser will pay or cause to be paid to the corporation by wire funds transfer the entire purchase price. The Corporation will deliver in advance of the Closing to an institutional custodian designated by the Purchaser a certificate or certificates, registered in such name or names as Purchaser may designate, representing all of the Stock, with instructions that such certificates are to be held for the account of Purchaser upon payment of the purchase price.

      2.3 Covenant of Best Efforts and Good Faith. The Corporation and the Purchaser agree to use their respective best


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efforts and to act in good faith to cause to occur all conditions to Closing which are in their respective control.

                                    SECTION 3

                            Purchase Price Adjustment

      3.1. Subsequent Sale at Lower Price. If during the twelve month period following the Closing Date (the "Anniversary Period"), the Corporation shall, on any one or more occasion, sell any shares of its common stock or any security convertible into or exercisable in respect of common stock, or issue additional shares of common stock upon conversion during the Anniversary Period of its currently outstanding Series A Convertible Preferred Stock for a selling price per share or a conversion price per share which shall be lower than the purchase price per share of the Stock sold to Purchaser pursuant to Section 1.2 hereof (such lower price or prices being the "Reset Price"), the purchase price per share of the Stock sold to the Purchaser hereunder shall be adjusted downward as at the end of the Anniversary Period so as to equal the Reset Price. The lowest selling price per share or conversion price per share at which the Corporation shall issue its common stock during the Anniversary Period shall determine the applicable Reset Price; provided, that

            (a) the lowest sales or conversion prices associated with issuances by the Corporation of up to 10,000 shares of the Corporation's common stock, and

            (b) issuances of shares of the Corporation's common stock by Commodore Environmental Services, Inc. ("COES"), the parent of the Corporation, upon conversion of Series D Convertible Preferred Stock of COES or upon exercise of certain warrants to purchase shares of the Corporation's common stock granted by COES, irrespective of the conversion or exercise price per share, shall be excluded in determining such Reset Price.

      3.2. Adjustment Mechanism. If an adjustment of the purchase price for the Stock is required pursuant to this Section 3, the Corporation shall, not later than five business days (subject to the provisions of Subsection 3.6 hereof) following the expiration of the Anniversary Period, refund to Purchaser in cash the amount of such downward adjustment which shall be equal to the product of
(a) the total number of shares of common stock originally delivered to Purchaser hereunder, multiplied by (b) the difference between the purchase price per share set forth in Section 1.2 and the final Reset Price. If for any reason the corporation fails to make such cash refund within 10 days after it becomes due pursuant to this Section 3.2, then the Corporation shall immediately deliver to Purchaser such number of additional


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shares of coupon stock as will cause (i) the total number of shares of common stock delivered to Purchaser hereunder, multiplied by (ii) the Reset Price, to equal the total purchase price set forth in Section 1.2 hereof; provided, however, that the Corporation shall effect such adjustment in cash, in whole or in part, to the extent required by the following subsection.

      3.3. Limitation on Number of Shares. Purchaser and other entities advised by Dimensional Fund Advisors Inc. shall not be required to accept, by way of any such adjustment, a number of shares of the Corporation such that the total number of such shares held by Purchaser and such other entities, which were held by them on the date of this Agreement or acquired by them pursuant to this Agreement or agreements of like tenor with such other entities, would exceed 4.99% of the total outstanding stock of the Corporation. The Corporation shall effect the adjustment required by this Section by cash refund to the extent necessary to avoid causing the aforesaid limitation to be exceeded.

      3.4 Capital Adjustments. In case of any stock split or reverse stock split, stock dividend, reclassification of the common stock, recapitalization, merger or consolidation, or like capital adjustment affecting the common stock of the Corporation, the provisions of this Section shall be applied as if such capital adjustment event had occurred immediately prior to the Closing Date and the original purchase price had been fairly allocated to the stock resulting from such capital adjustment; and in other respects the provisions of this Section shall be applied in a fair, equitable and reasonable manner so as to give effect, as nearly as may be, to the purposes hereof.

      3.5. Exclusions. Section 3.1 shall not apply to sales of shares by the Corporation (i) upon conversion or exercise of any convertible securities, options or warrants outstanding on the date hereof, except that with respect to the Corporation's Series A Convertible Preferred Stock, conversions during the Anniversary Period shall be subject to Section 3.1, (ii) pursuant to the provisions of any shareholder-approved employee benefit or incentive plan heretofore or hereafter adopted by the Corporation, or (iii) to an entity which is a strategic investor in the Corporation or an investor which is in a related industry, as opposed to a financial investor.

      3.6. Definitions. For purposes of Section 3.1 hereof, a sale of shares shall mean and include the sale or issuance of rights, options, warrants or convertible securities under which the Corporation is or may become obligated to issue shares of common stock, and the "selling price" of the common stock covered thereby shall be the exercise or conversion price thereof plus the consideration (if any) received by the Corporation upon such sale or issuance. If the selling price or the exercise or conversion price is not determined until after the Anniversary Period, an adjustment pursuant to this Section shall be made promptly


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following such determination, if required. If shares are issued for a consideration other than cash, the "selling price" shall be the fair value of the such consideration as determined in good faith by the Board of Directors of the Corporation. The term "Stock" as used in this Agreement shall include shares issued pursuant to this Section.


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                                    SECTION 4

                Representations and Warranties of the Corporation

      The Corporation hereby represents and warrants to the purchaser that:

      4.1 Corporate Power, Qualification and Standing. The Corporation and its subsidiaries are validly existing and in good standing under the laws of their respective jurisdictions of incorporation and each of them is qualified to transact business in each jurisdiction in which its ownership of property or conduct of activities requires such qualification. The Corporation has all requisite corporate power and authority to enter into this Agreement, to sell the Stock and to carry out and perform its other obligations under this Agreement.

      4.2 S.E.C. Reports; Financial Statements. The common stock of the Corporation is registered under Section 12(b) or (g) of the Securities Exchange Act of 1934 and the Corporation is in full compliance with its reporting and filing obligations under said Act. The Corporation has delivered to Purchaser all of its Annual Reports to shareholders and its reports on Form 10K; and all its quarterly reports to shareholders, quarterly reports on Form 10Q, and each other report, registration statement, definitive proxy statement or other document filed with the S.E.C. since the beginning of said three fiscal years (collectively, the "SEC Reports"). The SEC Reports do not (as of their respective dates) contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading. The audited and unaudited financial statements of the Corporation included in the SEC Reports (the "Financial Statements") have been prepared in accordance with generally accepted accounting principles applied on a consistent basis (except as stated in such Financial Statements or the notes thereto) and fairly present the financial position of the Corporation and its consolidated subsidiaries as of the dates thereof and the results of their operations and changes in financial position for the periods then ended. Except as publicly disclosed by the Corporation in the SEC Reports or otherwise, since the end of the most recent of said fiscal years there has been no material adverse change in the business, financial condition, or results of operations of the Corporation and its subsidiaries taken together as a consolidated whole, and there is no existing condition, event or series of events which can reasonably be expected to have a material adverse effect on the business, financial condition or results of operations of the Corporation and its subsidiaries taken together as a consolidated whole, or its ability to perform its obligations under this Agreement.


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      4.3 Authorization; No Conflict. Execution and delivery of this Agreement and issuance and sale of the Stock have been duly authorized by all necessary corporate action of the Corporation, and the Stock when issued will be validly issued, fully paid and non-assessable. Performance by the Corporation of its obligations under this Agreement will not conflict with or violate (i) the charter documents or bylaws of the Corporation, (ii) any indenture, loan agreement, lease, mortgage or other material agreement binding on the Corporation, (iii) any order of a court or administrative agency binding on the Corporation, or (iv) any applicable law or governmental regulation; and such performance does not and will not require the permission or approval of any governmental agency, and will not result in the imposition or creation of any lien or charge against any assets of the Corporation. Except as disclosed in the Financial Statements or on Exhibit A hereto, (i) the Corporation has no obligation to redeem or repurchase any of its equity securities, (ii) no shareholder or other person has pre-emptive or other rights to acquire equity securities of the Corporation, and (iii) the Corporation has no obligation to register any of its securities otherwise than pursuant to Section 8 of this Agreement or as disclosed on Exhibit A hereto.

      4.4 Material Agreements; No Defaults. All material indentures, loan agreements, leases, mortgages and other agreements binding on the Corporation or its subsidiaries are identified in the list or exhibits contained in the Corporation's most recent 10K report ("Other Agreements"). No material default on the part of the Corporation or any or its subsidiaries (including any event which, with notice or the passage of time, would constitute a default) exists under any of the Other Agreements.

      4.5 Material Liabilities. Except for liabilities disclosed in the Financial Statements or the SEC Reports, and obligations under the Other Agreements, the corporation and its subsidiaries have no material liabilities or obligations, absolute or contingent, other than liabilities arising in the ordinary course of business subsequent to the date of the most recent of the Financial Statements.

      4.6 Properties. The Corporation and its subsidiaries (i) have good title to the properties and assets reflected in the Financial Statements as owned by them, (ii) have valid leasehold interests in the properties leased by them, and
(iii) own or have the right to use under valid license agreements all trademarks, trade names, copyrights, patents and other intellectual property rights regularly utilized by them; subject in each case to no material liens, security interests or adverse claims except as disclosed in the Financial Statements.

      4.7 Litigation. There are no material legal actions, arbitrations, or administrative proceedings pending against the


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Corporation or its subsidiaries, except for the matters disclosed in the SEC
Reports.

      4.8 Tax Matters. The Corporation and its subsidiaries have filed on a timely basis all tax returns required to be filed by them and have paid their taxes prior to delinquency, and have made adequate accruals for tax liabilities on the Financial Statements in accordance with generally accepted accounting principles.

      4.9 ERISA Compliance. Neither the Corporation nor any of its subsidiaries has incurred any material funding deficiency within the meaning of the Employee Retirement Income Security Act of 1974, as amended ("ERISA") or any material liability to the Pension Benefit Guarantee Corporation in connection with any employee benefit plan. The Corporation and its subsidiaries are in compliance in all material respects with all applicable provisions of ERISA, and have no obligations with respect to any multi-employer plan. No "reportable event" as such term is defined in ERISA, which may result in any material liability, has occurred with respect to any employee benefit or other plan maintained for employees of the Corporation or any subsidiary.

      4.10 Environmental Matters. Except as disclosed in the SEC Reports, neither the Corporation nor any of its subsidiaries (i) has been notified by any governmental authority that it is, or may be, a Responsible Party with respect to cleanup or remediation of any environmental condition or hazardous waste site, (ii) has violated any law, regulation, order or requirement of governmental authority with respect to Hazardous Substances, or (iii) has incurred any material liability for violation or noncompliance with applicable Environmental Regulations. The term "Environmental Regulations" means any law, regulation, order or requirement relating to protection of the environment, including without limitation, the Clean Air Act, the Clean Water Act, the Comprehensive Environmental Response, Compensation and Liability Act, the Resource Conservation and Recovery Act, the Hazardous Materials Transportation Act and the Toxic Substances Control Act. The term "Hazardous Substances" means any substance defined or listed as such in any Environmental Regulation.

      4.11 Other Matters. The corporation is not now and will not be after giving effect to the receipt of the proceeds from the sale of the Stock an "Investment Company" within the meaning of the Investment Company Act of 1940, nor will it be controlled by or acting on behalf of any person which is such an investment company. The corporation is not selling the Stock "for the purpose of purchasing or carrying any margin stock" within the meaning of Regulation G of the Board of Governors of the Federal Reserve System. The Corporation has not offered the Stock to any person other than the Purchaser.


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                                    SECTION 5

                 Representations and Warranties of the Purchaser

      The purchaser represents and warrants to the Corporation that:

      5.1 Corporate Power and Authority. It is validly existing and in good standing with all requisite power and authority to enter into this Agreement and carry out its obligations hereunder and has taken all actions necessary to authorize it to enter into this Agreement and carry out such obligations.

      5.2 Investment. It is acquiring the Stock for investment and not with the view to, or for resale in connection with, any distribution thereof. It is an "accredited investor" within the meaning of the Securities Act of 1933 and the rules thereunder. It understands that the Stock has not been registered under the Securities Act of 1933 nor qualified under any State blue sky law by reason of specified exemptions therefrom which depend upon, among other things, the bona fide nature of its investment intent as expressed herein.

      5.3 Rule 144. It acknowledges that the Stock must be held indefinitely unless it is subsequently registered under the Securities Act of 1933 or an exemption from such registration is available. It has been advised or is aware of the provisions of Rule 144 promulgated under the Securities Act.

                                    SECTION 6

                   Conditions to Obligations of the Purchaser

      The obligation of the Purchaser to purchase the Stock is subject to the fulfillment on or prior to the Closing Date of each of the following conditions;

            (a) Representations and Warranties. The representations and warranties of the Corporation shall be true and correct in all material respects on the Closing Date.

            (b) Performance. All covenants, agreements and conditions contained in this Agreement to be performed or complied with by the Corporation on or prior to the Closing Date shall have been performed or complied with in all material respects.

            (c) Opinion of Corporation's Counsel. The Purchaser shall have received from counsel to the Corporation an opinion confirming the representations set forth in the first sentence of Section 4.3 hereof, and on the basis of such counsel's review of the Other Agreements and certificates of officers of the


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Corporation as to factual matters, confirming the representations set forth in the second and third sentences of Section 4.3 hereof.

            (d) Legal Issuance. At the time of the Closing, the issuance and purchase of the Stock shall be legally permitted by all laws and regulations to which the Purchaser and the Corporation are subject.

            (e) proceedings and Documents. All corporate and other proceedings in connection with the transactions contemplated hereby and all documents and instruments incident to such transactions shall be satisfactory in form and substance to the purchaser and its counsel.

            (f) Satisfaction of Obligations to Broker. The Corporation shall have furnished the Purchaser with assurances satisfactory to the purchaser that the Corporation has satisfied its obligations to any broker entitled to compensation in connection with the sale of the Stock.


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                                    SECTION 7

                  Conditions to Obligations of the Corporation

      The Corporation's obligation to sell the Stock is subject to the fulfillment on or prior to the Closing Date of each of the following conditions:

            (a) Representations and Warranties. The representations and warranties made by the purchaser shall be true and correct in all material respects on the Closing Date.

            (b) Legal Issuance. At the time of the Closing, the issuance and purchase of the Stock shall be legally permitted by all laws and regulations to which the purchaser and the Corporation are subject.

            (c) Payment. The Corporation shall concurrently receive payment for the stock as provided in Section 2.

                                    SECTION 8

                              Covenant to Register

            (a) For purposes of this Section 8, the following definitions shall apply:

                  (i) The terms "register", "registered", and "registration" refer to a registration under the Securities Act of 1933, as amended (the "Act") effected by preparing and filing a registration statement or similar document in compliance with the Act or an amendment thereto, and the declaration or ordering of effectiveness of such registration statement, document or amendment thereto.

                  (ii) The term "Registrable Securities" means the Stock and any securities of the Corporation or securities of any successor corporation issued as, or issuable upon the conversion or exercise of any warrant, right or other security that is issued as, a dividend or other distribution with respect to, or in exchange for or in replacement of, the Stock.

            (b) (i) At any time after one hundred and twenty (120) days after the date of this Purchase Agreement and from time to time thereafter, Purchaser shall have the right to require by notice in writing that the Corporation register all or any part of the Registrable Securities held by purchaser (a "Demand Registration") and the Corporation shall thereupon effect such registration in accordance herewith. The Corporation agrees to file a registration statement (Form S-


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      3) in order to register the Common Stock and to cause such registration statement to be declared effective within ninety (90) days of Closing. A 3% cash penalty will accrue for every thirty (30) days after such date that the securities remain unregistered. The penalty shall be pro-rated for periods of less than thirty (30) days.

                  (ii) The Corporation shall not be obligated to effect Demand Registration (i) if all of the Registrable Securities held by Purchaser which are intended to be covered by the Demand Registration are, at the time of the request of a Demand Registration, included in an effective registration statement and the Corporation is in compliance with its obligations under Subsection (d)(ii) through (v) hereof with respect to such registration statement, or (ii) within 120 days after the effective date of any other registration as to which Purchaser was given piggy-back rights pursuant to subsection (c) hereof and in which purchaser was able to register and sell at least eighty percent (80%) of the Registrable Securities requested by Purchaser to be included in such registration.

            (c) If the Corporation proposes to register (including for this purpose a registration effected by the Corporation for shareholders other than the Purchaser) any of its stock or other securities under the Act in connection with a public offering of such securities (other than a registration on Form S-4, Form S-8 or other limited purpose form) and the Registrable Securities have not heretofore been included in a registration statement under Subsection (b), which remains effective, the Corporation shall, at such time, promptly give the Purchaser written notice of such registration. Upon the written request of the Purchaser given within twenty (20) days after receipt of such notice by the Purchaser, the Corporation shall cause to be registered under the Act all of the Registrable Securities that the Purchaser has requested to be registered. However, the Corporation shall have no obligation under this Subsection (c) to the extent that, with respect to a public offering registration, any underwriter of such public offering reasonably requests that the Registrable Securities or a portion thereof be excluded therefrom.

            (d) Whenever required under this Section 8 to effect the registration of any Registrable Securities, the Corporation shall, as expeditiously as reasonably possible:

                  (i) Prepare and file with the SEC a registration statement with respect to such Registrable Securities and use its best efforts to cause such registration to become effective and, upon the request of the Purchaser, keep such registration statement effective for so long as Purchaser desires to dispose of the securities covered by such registration statement (but not after Purchaser in the reasonable opinion of its counsel is free to sell such


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      securities under the provisions of Rule 144(k) under the Act).

                  (ii) Prepare and file with the SEC such amendments and supplements to such registration statements and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the Act with respect to the disposition of all securities covered by such registration statement.

                  (iii) Furnish to the Purchaser such numbers of copies of a prospectus, including a preliminary prospectus, in conformity with the requirements of the 1933 Act, and such other documents as the Purchaser may reasonably request in order to facilitate the disposition of Registrable Securities owned by Purchaser.

                  (iv) Use its best efforts to register and qualify the securities covered by such registration statement under such other securities or Blue Sky laws of such jurisdictions as shall be reasonably requested by Purchaser, provided that the Corporation shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service and process in any such states or jurisdictions.

                  (v) Notify Purchaser of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing.

                  (vi) Furnish, at the request of Purchaser, an opinion of counsel of the Corporation, dated the effective date of the registration statement, as to the due authorization and issuance of the securities being registered and compliance with securities laws by the Corporation in connection with the authorization and issuance thereof.

            (e) The purchaser will furnish to the Corporation in connection with any registration under this Section 8 such information regarding itself, the Registrable Securities and other securities of the Corporation held by it, and the intended method of disposition of such securities as shall be required to effect the registration of the Registrable Securities held by Purchaser.

            (f) (i) The Corporation shall indemnify, defend and hold harmless each holder of Registrable Securities which are included in a registration statement pursuant to the provisions of Subsections (b) or (c), any underwriter (as defined in the Act) for such holder, and the directors,


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      officers and controlling persons of such holder or underwriter from and against, and shall reimburse all of them with respect to, any and all claims, suits, demands, causes of action, losses, damages, liabilities, costs or expenses ("Liabilities") to which any of them may become subject under the Act or otherwise, arising from or relating to (A) any untrue statement or alleged untrue statement of any material fact contained in such registration statement, any prospectus contained therein or any amendment or supplement thereto, or (B) the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading; provided, however, that the Corporation shall not be liable in any such case to the extent that any such Liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission so made in conformity with information furnished by such person in writing specifically for use in the preparation thereof.

                  (ii) Each holder or Registrable Securities included in a registration pursuant to the provisions of Subsection (b) or (c) shall indemnify, defend, and hold harmless the Corporation, its directors and officers, and shall reimburse the corporation, its directors and officers with respect to, any and all Liabilities to which any of them may become subject under the Act or otherwise, arising from or relating to (A) any untrue statement or alleged untrue statement of any material fact contained in such registration statement, any prospectus contained therein or any amendment or supplement thereto, or (B) the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was so made in reliance upon and in strict conformity with written information furnished by or on behalf of such holder specifically for use in the preparation thereof.

                  (iii) Promptly after receipt by an indemnified party pursuant to the provisions of Subsection (f)(i) or (f)(ii) of notice of the commencement of any action involving the subject matter of the foregoing indemnity provisions, such indemnified party shall, if a claim thereof is to be made against the indemnifying party pursuant to the provisions of Subsection (f)(i) or (f)(ii), promptly notify the indemnifying party of the commencement thereof; provided, however, that the failure to so notify the indemnifying party shall not relieve it from its indemnification obligations hereunder except to the extent that the indemnifying party is materially prejudiced by such failure. If such action is


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

      brought against any indemnified party and it notifies the indemnifying party of the commencement thereof, the indemnifying party shall have the right to participate in, and, to the extent that it may wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party; provided, however, if the defendants in any action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be legal defenses different from or in addition to those available to the indemnifying party, or if there is conflict of interest which would prevent counsel for the indemnifying party from also representing the indemnified party, the indemnified party shall have the right to select separate counsel to participate in the defense of such action on behalf of such indemnified party. After notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party pursuant to Subsection (f)(i) or (f)(ii) for any expense of counsel subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation, unless (A) the indemnified party shall have employed counsel in accordance with the provisions of the preceding sentence, or
      (B) the indemnifying party shall not have employed counsel satisfactory to the indemnified party to represent the indemnified party within a reasonable time after the notice of the commencement of the action. An indemnifying party shall not be responsible for amounts paid in settlement without its consent, provided that its consent may not be unreasonably withheld.

            (g) (i) With respect to the inclusion of Registrable Securities in a registration statement pursuant to subsections (b) or (c), all fees, costs and expenses of and incidental to such registration, inclusion and public offering shall be borne by the Corporation; provided, however, that any securityholders participating in such registration shall bear their pro rata share of the underwriting discounts and commissions, if any.

                  (ii) The fees, costs and expenses of registration to be borne by the Corporation as provided in this Subsection (g) shall include, without limitation, all registration, filing and NASD fees, printing expenses, fees and disbursements of counsel and accountants for the Corporation, and all legal fees and disbursements and other expenses of complying with state securities or Blue Sky laws of any jurisdiction or jurisdictions in which securities to be offered are to be registered and qualified. Fees and disbursements of counsel and accountants for the selling securityholders shall, however, be borne by the respective selling securityholder.


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

            (h) The rights to cause the Corporation to register all or any portion of Registrable Securities pursuant to this Section 8 may be assigned by Purchaser to a transferee or assignee of 20% or more of the Stock. Within a reasonable time after such transfer the Purchaser shall notify the Corporation of the name and address of such transferee or assignee and the securities with respect to which such registration rights are being assigned. Such assignment shall be effective only if immediately following such transfer the further disposition of such securities by the transferee or assignee is restricted under the Act. Any transferee asserting registration rights hereunder shall be bound by the provisions of this Section 8.

            (i) From and after the date of this Agreement, the Corporation shall not agree to allow the holders of any securities of the Corporation to include any of their securities in any registration statement filed by the Corporation pursuant to Subsection (b) unless the inclusion of such securities will not reduce the amount of the Registrable Securities included therein.

                                    SECTION 9

                    Affirmative Covenants of the Corporation

      The Corporation hereby covenants that, during such time as the Purchaser (or one of its affiliates) owns any Stock, or for four years, whichever period is shorter:

      9.1 Reports and Financial Statements.

            (a) The Corporation will cause its common stock to continue to be registered under Sections 12(b) or 12(g) of the Securities Exchange Act of 1934, will comply in all respects with its reporting and filing obligations under said Act, and will not take any action or file any document (whether or not permitted by said Act or the rules thereunder) to terminate or suspend such registration or to terminate or suspend its reporting and filing obligations under said Act. The Corporation will take all action necessary to continue the listing or trading of its common stock on any national securities exchange or the Automated Quotation System of the National Association of Securities Dealers on which such common stock is listed or traded, and will comply in all respects with its reporting, filing and other obligations under the bylaws or rules of said exchange or Association.

            (b) The Corporation will furnish to the Purchaser, concurrently with the distribution or filing thereof, each annual and quarterly report to its shareholders, its reports on Form 10K and 10Q, and each other report, registration statement, definitive proxy statement or other document filed with the S.E.C., and each press release or other public announcement issued by the Corporation.

      9.2 Maintenance of Office. The Corporation will maintain an office or agency in the United States at such address as may be designated in writing from time to time to the registered holders of the Stock, where notices, presentations and demands to or upon the Corporation in respect of the Stock may be given or made. Unless or until another office or agency is designated by the Corporation, such office shall be at the address set forth adjacent to the name of the Corporation at the foot of this Agreement.

      9.3 Maintenance and Compliance. The Corporation will (i) maintain its corporate existence, rights, powers and privileges in good standing, (ii) comply in all material respects with all laws and governmental regulations and restrictions applicable to its business or properties, (iii) keep records and books of account and maintain a system of internal accounting controls in accordance with generally accepted accounting principles and in compliance with
Section 13(b)(2) of the Securities Exchange Act of 1934, and (iv) retain independent public accountants of recognized national standing as auditors of the Corporation's annual financial statements.

      9.4 Assignment of Rights. The rights of the Purchaser hereunder may be assigned by the Purchaser in connection with the transfer or assignment to a single transferee of not less than 20% of the Stock originally purchased by the Purchaser hereunder, and such rights may be further reassigned by such transferee to another such single transferee. Any transferee asserting rights under this Agreement shall be bound by its provisions.

      9.5 Effect of Covenants. The covenants in Sections 9.1 and 9.3 shall not be deemed to prohibit a merger, sale of all assets or other corporate reorganization if (i) the entity surviving or succeeding to the Corporation is bound by this Agreement with respect to its securities issued in exchange for or replacement of the Stock, or (ii) the consideration received in exchange for or replacement of the Stock is cash.

                                   SECTION 10

                                 Legend on Stock

      Each certificate representing the Stock shall be stamped or otherwise imprinted with a legend substantially in the following form (in addition to any legend required under any applicable state securities laws):

      THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR ANY STATE SECURITIES LAWS. THEY MAY NOT BE SOLD OR OFFERED FOR SALE IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT AS TO THE SECURITIES UNDER SAID ACT AND ANY APPLICABLE STATE SECURITIES LAW OR AN OPINION OF COUNSEL SATISFACTORY TO THE CORPORATION THAT SUCH REGISTRATION IS NOT REQUIRED.

      Upon request of a holder of Stock the Corporation shall remove the foregoing legend or issue to such holder a new certificate therefor free of any such legend, if the Corporation shall have received either an opinion of counsel or a "no-action" letter of the S.E.C., in either case reasonably satisfactory in substance to the Corporation and its counsel, to the effect that such legend is no longer required.

                                   SECTION 11

                                  Miscellaneous

      11.1 Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of California. Any action or proceeding relating to this Agreement may be brought in the courts of California sitting in Los Angeles County, or in the United States courts located in Los Angeles County, California, and each of the parties irrevocably consents to the jurisdiction of such courts in any such action or proceeding.

      11.2 Successors and Assigns. Except as otherwise expressly provided herein, the provisions hereof shall inure to the benefit of and be binding upon the successors and assigns of the parties.

      11.3 Entire Agreement; Amendment. This Agreement (including any Exhibits hereto) and the other documents delivered pursuant hereto constitute the full and entire understanding and agreement between the parties with regard to the subjects hereof and thereof. Neither this Agreement nor any term hereof may be amended, waived, discharged or terminated except by a written instrument signed by the Corporation and the Purchaser.

      11.4 Notices, etc. All notices and other communications required or permitted hereunder shall be mailed by first-class mail, postage prepaid, or delivered either by hand or by messenger, addressed (a) if to the Purchaser, as indicated below the Purchaser's signature, or at such other address as the Purchaser shall have furnished to the Corporation in writing, or (b) if to any other holder of any Stock, at the address of such holder as shown on the records of the Corporation, or (c) if to the Corporation, at its address set forth below or at such other address as the Corporation shall have furnished to the Purchaser and each such other holder in writing. All such notices or communications shall be deemed given when actually delivered by hand, messenger, facsimile or mailgram or, if mailed, three days after deposit in the U.S. mail.

      11.5 Delays or Omissions. No delay or omission to exercise any right, power or remedy accruing to any party to this Agreement (including any holder of Stock), upon any breach or default of another party under this Agreement, shall impair any such right, power or remedy of such party nor shall it be construed to be a waiver of any such breach or default, or an acquiescence therein, or of or in any similar breach or default thereafter occurring; nor shall any waiver of any single breach or default be deemed a waiver of any other breach or default theretofore or thereafter occurring. All remedies, either under this Agreement or by law or otherwise afforded to any party, shall be cumulative and not alternative.

      11.6 Severability. In case any provision of the Agreement shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

      11.7 Titles and Subtitles. The titles of the Sections and subsections of this Agreement are for convenience of reference only and are not to be considered in construing this Agreement.

      11.8 Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument.

      IN WITNESS WHEREOF, the parties have caused this Agreement to be executed and delivered by their duly authorized officers as of the day and year first written above.


                                   Commodore Applied Technologies, Inc.


                                   By:  /s/ Michael D. Fullwood
                                        ---------------------------------
                                        Michael D. Fullwood
                                        Senior Vice President and Chief
                                        Administrative and Financial Officer
                                   Address:  150 East 58th Street
                                             Suite 3490
                                             New York, NY 10155


                    [Signatures continued on following page]

                                   DFA Group Trust - Small Company Subtrust

                                   By:  /s/
                                        ------------------------------------
                                   Address:  c/o Dimensional Fund Advisors
                                             1299 Ocean Avenue, 12th floor
                                             Santa Monica, CA  90401

                            STOCK PURCHASE AGREEMENT

      This Stock Purchase Agreement (the "Agreement") is made as of September 26, 1997, between Commodore Applied Technologies, Inc., a Delaware corporation, (the "Corporation"), and an entity advised by Dimensional Fund Advisors Inc. whose name is set forth at the foot of this Agreement (the "Purchaser").

      The Corporation and the Purchaser hereby agree as follows:

                                    SECTION 1

                 Authorization, Purchase and Sale of the Stock

      1.1 Authorization of the Stock. The Corporation has authorized issuance and sale of 157,700 shares of its common stock (the "Stock") to Purchaser as herein provided.

      1.2 Sale and Purchase of the Stock. At the Closing, subject to the terms and conditions hereof and in reliance upon the representations, warranties and agreements contained herein, the Purchaser will purchase the Stock from the Corporation at a purchase price of $3.675 per share, $579,547.50 in total.

                                    SECTION 2

                          Closing, Payment and Delivery

      2.1 Closing Date and Place of Closing. The closing shall be held as soon as practicable, and in no event more than 5 business days after execution of this Agreement, on such date as the Corporation and the Purchaser may agree to (the "Closing Date") and shall be held at the offices of Dimensional Fund Advisors Inc., 1299 Ocean Avenue, Santa Monica, CA 90401.

      2.2 Payment and Delivery. At the Closing, the Purchaser will pay or cause to be paid to the corporation by wire funds transfer the entire purchase price. The Corporation will deliver in advance of the Closing to an institutional custodian designated by the Purchaser a certificate or certificates, registered in such name or names as Purchaser may designate, representing all of the Stock, with instructions that such certificates are to be held for the account of Purchaser upon payment of the purchase price.

      2.3 Covenant of Best Efforts and Good Faith. The Corporation and the Purchaser agree to use their respective best efforts and to act in good faith to cause to occur all conditions to Closing which are in their respective control.

                                    SECTION 3

                            Purchase Price Adjustment

      3.1. Subsequent Sale at Lower Price. If during the twelve month period following the Closing Date (the "Anniversary Period"), the Corporation shall, on any one or more occasion, sell any shares of its common stock or any security convertible into or exercisable in respect of common stock, or issue additional shares of common stock upon conversion during the Anniversary Period of its currently outstanding Series A Convertible Preferred Stock for a selling price per share or a conversion price per share which shall be lower than the purchase price per share of the Stock sold to Purchaser pursuant to Section 1.2 hereof (such lower price or prices being the "Reset Price"), the purchase price per share of the Stock sold to the Purchaser hereunder shall be adjusted downward as at the end of the Anniversary Period so as to equal the Reset Price. The lowest selling price per share or conversion price per share at which the Corporation shall issue its common stock during the Anniversary Period shall determine the applicable Reset Price; provided, that

            (a) the lowest sales or conversion prices associated with issuances by the Corporation of up to 10,000 shares of the Corporation's common stock, and

            (b) issuances of shares of the Corporation's common stock by Commodore Environmental Services, Inc. ("COES"), the parent of the Corporation, upon conversion of Series D Convertible Preferred Stock of COES or upon exercise of certain warrants to purchase shares of the Corporation's common stock granted by COES, irrespective of the conversion or exercise price per share, shall be excluded in determining such Reset Price.

      3.2. Adjustment Mechanism. If an adjustment of the purchase price for the Stock is required pursuant to this Section 3, the Corporation shall, not later than five business days (subject to the provisions of Subsection 3.6 hereof) following the expiration of the Anniversary Period, refund to Purchaser in cash the amount of such downward adjustment which shall be equal to the product of
(a) the total number of shares of common stock originally delivered to Purchaser hereunder, multiplied by (b) the difference between the purchase price per share set forth in Section 1.2 and the final Reset Price. If for any reason the corporation fails to make such cash refund within 10 days after it becomes due pursuant to this Section 3.2, then the Corporation shall immediately deliver to Purchaser such number of additional shares of common stock as will cause (i) the total number of shares of common stock delivered to Purchaser hereunder, multiplied by (ii) the Reset Price, to equal the total purchase price set forth in Section 1.2 hereof; provided, however, that the Corporation shall effect such adjustment in cash, in whole or in part, to the extent required by the following subsection.

      3.3. Limitation on Number of Shares. Purchaser and other entities advised by Dimensional Fund Advisors Inc. shall not be required to accept, by way of any such adjustment, a number of shares of the Corporation such that the total number of such shares held by Purchaser and such other entities, which were held by them on the date of this Agreement or acquired by them pursuant to this Agreement or agreements of like tenor with such other entities, would exceed 4.99% of the total outstanding stock of the Corporation. The Corporation shall effect the adjustment required by this Section by cash refund to the extent necessary to avoid causing the aforesaid limitation to be exceeded.

      3.4 Capital Adjustments. In case of any stock split or reverse stock split, stock dividend, reclassification of the common stock, recapitalization, merger or consolidation, or like capital adjustment affecting the common stock of the Corporation, the provisions of this Section shall be applied as if such capital adjustment event had occurred immediately prior to the Closing Date and the original purchase price had been fairly allocated to the stock resulting from such capital adjustment; and in other respects the provisions of this Section shall be applied in a fair, equitable and reasonable manner so as to give effect, as nearly as may be, to the purposes hereof.

      3.5. Exclusions. Section 3.1 shall not apply to sales of shares by the Corporation (i) upon conversion or exercise of any convertible securities, options or warrants outstanding on the date hereof, except that with respect to the Corporation's Series A Convertible Preferred Stock, conversions during the Anniversary Period shall be subject to Section 3.1, (ii) pursuant to the provisions of any shareholder-approved employee benefit or incentive plan heretofore or hereafter adopted by the Corporation, or (iii) to an entity which is a strategic investor in the Corporation or an investor which is in a related industry, as opposed to a financial investor.

      3.6. Definitions. For purposes of Section 3.1 hereof, a sale of shares shall mean and include the sale or issuance of rights, options, warrants or convertible securities under which the Corporation is or may become obligated to issue shares of common stock, and the "selling price" of the common stock covered thereby shall be the exercise or conversion price thereof plus the consideration (if any) received by the Corporation upon such sale or issuance. If the selling price or the exercise or conversion price is not determined until after the Anniversary Period, an adjustment pursuant to this Section shall be made promptly following such determination, if required. If shares are issued for a consideration other than cash, the "selling price" shall be the fair value of the such consideration as determined in good faith by the Board of Directors of the Corporation. The term "Stock" as used in this Agreement shall include shares issued pursuant to this Section.


                                       3A

                                    SECTION 4

                Representations and Warranties of the Corporation

     The Corporation hereby represents and warrants to the Purchaser that:

      4.1 Corporate Power, Qualification and Standing. The Corporation and its subsidiaries are validly existing and in good standing under the laws of their respective jurisdictions of incorporation and each of them is qualified to transact business in each jurisdiction in which its ownership of property or conduct of activities requires such qualification. The Corporation has all requisite corporate power and authority to enter into this Agreement, to sell the Stock and to carry out and perform its other obligations under this Agreement

      4.2 S.E.C. Reports; Financial Statements. The common stock of the Corporation is registered under Section 12(b) or (g) of the Securities Exchange Act of 1934 and the Corporation is in full compliance with its reporting and filing obligations under said Act. The Corporation has delivered to Purchaser all of its Annual Reports to shareholders and its reports on Form 10K; and all its quarterly reports to shareholders, quarterly reports on Form 10Q, and each other report, registration statement, definitive proxy statement or other document filed with the S.E.C. since the beginning of said three fiscal years (collectively, the "SEC Reports"). The SEC Reports do not (as of their respective dates) contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading. The audited and unaudited financial statements of the Corporation included in the SEC Reports (the "Financial Statements") have been prepared in accordance with generally accepted accounting principles applied on a consistent basis (except as stated in such Financial Statements or the notes thereto) and fairly present the financial position of the Corporation and its consolidated subsidiaries as of the dates thereof and the results of their operations and changes in financial position for the periods then ended. Except as publicly disclosed by the Corporation in the SEC Reports or otherwise, since the end of the most recent of said fiscal years there has been no material adverse change in the business, financial condition, or results of operations of the Corporation and its subsidiaries taken together as a consolidated whole, and there is no existing condition, event or series of events which can reasonably be expected to have a material adverse effect on the business, financial condition or results of operations of the Corporation and its subsidiaries taken together as a consolidated whole, or its ability to perform its obligations under this Agreement.

      4.3 Authorization; No Conflict. Execution and delivery of this Agreement and issuance and sale of the Stock have been duly authorized by all necessary corporate action of the Corporation, and the Stock when issued will be validly issued, fully paid and non-assessable. Performance by the Corporation of its obligations under this Agreement will not conflict with or violate (i) the charter documents or bylaws of the Corporation, (ii) any indenture, loan agreement, lease, mortgage or other material agreement binding on the Corporation, (iii) any order of a court or administrative agency binding on the Corporation, or (iv) any applicable law or governmental regulation; and such performance does not and will not require the permission or approval of any governmental agency, and will not result in the imposition or creation of any lien or charge against any assets of the Corporation. Except as disclosed in the Financial Statements or on Exhibit A hereto, (i) the Corporation has no obligation to redeem or repurchase any of its equity securities, (ii) no shareholder or other person has pre-emptive or other rights to acquire equity securities of the Corporation, and (iii) the Corporation has no obligation to register any of its securities otherwise than pursuant to Section 8 of this Agreement or as disclosed on Exhibit A hereto.

      4.4 Material Agreements; No Defaults. All material indentures, loan agreements, leases, mortgages and other agreements binding on the Corporation or its subsidiaries are identified in the list or exhibits contained in the Corporation's most recent 10K report ("Other Agreements"). No material default on the part of the Corporation or any or its subsidiaries (including any event which, with notice or the passage of time, would constitute a default) exists under any of the Other Agreements.

      4.5 Material Liabilities. Except for liabilities disclosed in the Financial Statements or the SEC Reports, and obligations under the Other Agreements, the Corporation and its subsidiaries have no material liabilities or obligations, absolute or contingent, other than liabilities arising in the ordinary course of business subsequent to the date of the most recent of the Financial Statements.

      4.6 Properties. The Corporation and its subsidiaries (i) have good title to the properties and assets reflected in the Financial Statements as owned by them, (ii) have valid leasehold interests in the properties leased by them, and
(iii) own or have the right to use under valid license agreements all trademarks, trade, names, copyrights, patents and other intellectual property rights regularly utilized by them; subject in each case to no material liens, security interests or adverse claims except as disclosed in the Financial Statements.

      4.7 Litigation. There are no material legal actions, arbitrations, or administrative proceedings pending against the

Corporation or its subsidiaries, except for the matters disclosed in the SEC Reports.

      4.8 Tax Matters. The Corporation and its subsidiaries have filed on a timely basis all tax returns required to be filed by them and have paid their taxes prior to delinquency, and have made adequate accruals for tax liabilities on the Financial Statements in accordance with generally accepted accounting principles.

      4.9 ERISA Compliance. Neither the Corporation nor any of its subsidiaries has incurred any material funding deficiency within the meaning of the Employee Retirement Income Security Act of 1974, as amended ("ERISA") or any material liability to the Pension Benefit Guarantee Corporation in connection with any employee benefit plan. The Corporation and its subsidiaries are in compliance in all material respects with all applicable provisions of ERISA, and have no obligations with respect to any multi-employer plan. No "reportable event" as such term is defined in ERISA, which may result in any material liability, has occurred with respect to any employee benefit or other plan maintained for employees of the Corporation or any subsidiary.

      4.10 Environmental Matters. Except as disclosed in the SEC Reports, neither the Corporation nor any of its subsidiaries (i) has been notified by any governmental authority that it is, or may be, a Responsible Party with respect to cleanup or remediation of any environmental condition or hazardous waste site, (ii) has violated any law, regulation, order or requirement of governmental authority with respect to Hazardous Substances, or (iii) has incurred any material liability for violation or noncompliance with applicable Environmental Regulations. The term "Environmental Regulations" means any law, regulation, order or requirement relating to protection of the environment, including without limitation, the Clean Air Act, the Clean Water Act, the Comprehensive Environmental Response, Compensation and Liability Act, the Resource Conservation and Recovery Act, the Hazardous Materials Transportation Act and the Toxic Substances Control Act. The term "Hazardous Substances" means any substance defined or listed as such in any Environmental Regulation.

      4.11 Other Matters. The Corporation is not now and will not be after giving effect to the receipt of the proceeds from the sale of the Stock an "Investment Company" within the meaning of the Investment Company Act of 1940, nor will it be controlled by or acting on behalf of any person which is such an investment company. The Corporation is not selling the Stock "for the purpose of purchasing or carrying any margin stock" within the meaning of Regulation G of the Board of Governors of the Federal Reserve System. The Corporation has not offered the Stock to any person other than the Purchaser.

                                    SECTION 5

                 Representations and Warranties of the Purchaser

      The Purchaser represents and warrants to the Corporation that:

      5.1 Corporate Power and Authority. It is validly existing and in good standing with all requisite power and authority to enter into this Agreement and carry out its obligations hereunder and has taken all actions necessary to authorize it to enter into this Agreement and carry out such obligations.

      5.2 Investment. It is acquiring the Stock for investment and not with the view to, or for resale in connection with, any distribution thereof. It is an "accredited investor" within the meaning of the Securities Act of 1933 and the rules thereunder. It understands that the Stock has not been registered under the Securities Act of 1933 nor qualified under any State blue sky law by reason of specified exemptions therefrom which depend upon, among other things, the bona fide nature of its investment intent as expressed herein.

      5.3 Rule 144. It acknowledges that the Stock must be held indefinitely unless it is subsequently registered under the Securities Act of 1933 or an exemption from such registration is available. It has been advised or is aware of the provisions of Rule 144 promulgated under the Securities Act.

                                    SECTION 6

                   Conditions to Obligations of the Purchaser

      The obligation of the Purchaser to purchase the Stock is subject to the fulfillment on or prior to the Closing Date of each of the following conditions:

            (a) Representations and Warranties. The representations and warranties of the Corporation shall be true and correct in all material respects on the Closing Date.

            (b) Performance. All covenants, agreements and conditions contained in this Agreement to be performed or complied with by the Corporation on or prior to the Closing Date shall have been performed or complied with in all material respects.

            (c) Opinion of Corporation's Counsel. The Purchaser shall have received from counsel to the Corporation an opinion confirming the representations set forth in the first sentence of Section 4.3 hereof, and on the basis of such counsel's review of the Other Agreements and certificates of officers of the

Corporation as to factual matters, confirming the representations set forth in the second and third sentences of Section 4.3 hereof.

            (d) Legal Issuance. At the time of the Closing, the issuance and purchase of the Stock shall be legally permitted by all laws and regulations to which the Purchaser and the Corporation are subject.

            (e) Proceedings and Documents. All corporate and other proceedings in connection with the transactions contemplated hereby and all documents and instruments incident to such transactions shall be satisfactory in form and substance to the purchaser and its counsel.

            (f) Satisfaction of Obligations to Broker. The Corporation shall have furnished the Purchaser with assurances satisfactory to the Purchaser that the Corporation has satisfied its obligations to any broker entitled to compensation in connection with the sale of the Stock.

                                    SECTION 7

                  Conditions to Obligations of the Corporation

      The Corporation's obligation to sell the Stock is subject to the fulfillment on or prior to the Closing Date of each of the following conditions:

            (a) Representations and Warranties. The representations and warranties made by the purchaser shall be true and correct in all material respects on the Closing Date.

            (b) Legal Issuance. At the time of the Closing, the issuance and purchase of the Stock shall be legally permitted by all laws and regulations to which the purchaser and the Corporation are subject.

            (c) Payment. The Corporation shall concurrently receive payment for the Stock as provided in Section 2.

                                    SECTION 8

                              Covenant to Register

            (a) For purposes of this Section 8, the following definitions shall apply:

                  (i) The terms "register", "registered", and "registration" refer to a registration under the Securities Act of 1933, as amended (the "Act") effected by preparing and filing a registration statement or similar document in compliance with the Act or an amendment thereto, and the declaration or ordering of effectiveness of such registration statement, document or amendment thereto.

                  (ii) The term "Registrable Securities" means the Stock and any securities of the Corporation or securities of any successor corporation issued as, or issuable upon the conversion or exercise of any warrant, right or other security that is issued as a dividend or other distribution with respect to, or in exchange for or in replacement of, the Stock.

            (b) (i) At any time after one hundred and twenty (120) days after the date of this Purchase Agreement and from time to time thereafter, Purchaser shall have the right to require by notice in writing that the Corporation register all or any part of the Registrable Securities held by Purchaser (a "Demand Registration") and the Corporation shall thereupon effect such registration in accordance herewith. The Corporation agrees to file a registration statement (Form S-

      3) in order to register the Common Stock and to cause such registration statement to be declared effective within ninety (90) days of Closing. A 3% cash penalty will accrue for every thirty (30) days after such date that the securities remain unregistered. The penalty shall be pro-rated for periods of less than thirty (30) days.

                  (ii) The Corporation shall not be obligated to effect Demand Registration (i) if all of the Registrable Securities held by purchaser which are intended to be covered by the Demand Registration are, at the time of the request of a Demand Registration, included in an effective registration statement and the Corporation is in compliance with its obligations under Subsection (d) (ii) through (v) hereof with respect to such registration statement, or (ii) within 120 days after the effective date of any other registration as to which Purchaser was given piggy-back rights pursuant to subsection (c) hereof and in which Purchaser was able to register and sell at least eighty percent (80%) of the Registrable Securities requested by Purchaser to be included in such registration.

            (c) If the Corporation proposes to register (including for this purpose a registration effected by the Corporation for shareholders other than the Purchaser) any of its stock or other securities under the Act in connection with a public offering of such securities (other than a registration on Form S-4, Form S-8 or other limited purpose form) and the Registrable Securities have not heretofore been included in a registration statement under Subsection (b), which remains effective, the Corporation shall, at such time, promptly give the Purchaser written notice of such registration. Upon the written request of the Purchaser given within twenty (20) days after receipt of such notice by the Purchaser, the Corporation shall cause to be registered under the Act all of the Registrable Securities that the Purchaser has requested to be registered. However, the Corporation shall have no obligation under this Subsection (c) to the extent that, with respect to a public offering registration, any underwriter of such public offering reasonably requests that the Registrable Securities or a portion thereof be excluded therefrom.

            (d) Whenever required under this Section 8 to effect the registration of any Registrable Securities, the Corporation shall, as expeditiously as reasonably possible:

                  (i) Prepare and file with the SEC a registration statement with respect to such Registrable Securities and use its best efforts to cause such registration to become effective and, upon the request of the Purchaser, keep such registration statement effective for so long as Purchaser desires to dispose of the securities, covered by such registration statement (but not after Purchaser in the reasonable opinion of its counsel is free to sell such securities under the provisions of Rule 144(k) under the Act).

                  (ii) Prepare and file with the SEC such amendments and supplements to such registration statements and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the Act with respect to the disposition of all securities covered by such registration statement.

                  (iii) Furnish to the Purchaser such numbers of copies of a prospectus, including a preliminary prospectus, in conformity with the requirements of the 1933 Act, and such other documents as the Purchaser may reasonably request in order to facilitate the disposition of Registrable Securities owned by Purchaser.

                  (iv) Use its best efforts to register and qualify the securities covered by such registration statement under such other securities or Blue Sky laws of such jurisdictions as shall be reasonably requested by Purchaser, provided that the Corporation shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service and process in any such states or jurisdictions.

                  (v) Notify Purchaser of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing.

                  (vi) Furnish, at the request of Purchaser, an opinion of counsel of the Corporation, dated the effective date of the registration statement, as to the due authorization and issuance of the securities being registered and compliance with securities laws by the Corporation in connection with the authorization and issuance thereof.

            (e) The Purchaser will furnish to the Corporation in connection with any registration under this Section 8 such information regarding itself, the Registrable Securities and other securities of the Corporation held by it, and the intended method of disposition of such securities as shall be required to effect the registration of the Registrable Securities held by Purchaser.

            (f) (i) The Corporation shall indemnify, defend and hold harmless each holder of Registrable Securities which are included in a registration statement pursuant to the provisions of Subsections (b) or (c), any underwriter (as defined in the Act) for such holder, and the directors, officers and controlling persons of such holder or underwriter from and against, and shall reimburse all of them with respect to, any and all claims, suits, demands, causes of action, losses, damages, liabilities, costs or expenses ("Liabilities") to which any of them may become subject under the Act or otherwise, arising from or relating to (A) any untrue statement or alleged untrue statement of any material fact contained in such registration statement, any prospectus contained therein or any amendment or supplement thereto, or (B) the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading; provided, however, that the Corporation shall not be liable in any such case to the extent that any such Liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission so made in conformity with information furnished by such person in writing specifically for use in the preparation thereof.

                  (ii) Each holder of Registrable Securities included in a registration pursuant to the provisions of Subsection (b) or (c) shall indemnify, defend, and hold harmless the Corporation, its directors and officers, and shall reimburse the Corporation, its directors and officers with respect to, any and all Liabilities to which any of them may become subject under the Act or otherwise, arising from or relating to (A) any untrue statement or alleged untrue statement of any material fact contained in such registration statement, any prospectus contained therein or any amendment or supplement thereto, or (B) the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was so made in reliance upon and in strict conformity with written information furnished by or on behalf of such holder specifically for use in the preparation thereof.

                  (iii) Promptly after receipt by an indemnified party pursuant to the provisions of Subsection (f)(i) or (f)(ii) of notice of the commencement of any action involving the subject matter of the foregoing indemnity provisions, such indemnified party shall, if a claim thereof is to be made against the indemnifying party pursuant to the provisions of Subsection (f)(i) or (f)(ii), promptly notify the indemnifying party of the commencement thereof; provided, however, that the failure to so notify the indemnifying party shall not relieve it from its indemnification obligations hereunder except to the extent that the indemnifying party is materially prejudiced by such failure. If such action is brought against any indemnified party and it notifies the indemnifying party of the commencement thereof, the indemnifying party shall have the right to participate in, and, to the extent that it may wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party; provided, however, if the defendants in any action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be legal defenses different from or in addition to those available to the indemnifying party, or if there is conflict of interest which would prevent counsel for the indemnifying party from also representing the indemnified party, the indemnified party shall have the right to select separate counsel to participate in the defense of such action on behalf of such indemnified party. After notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party pursuant to Subsection (f)(i) or (f)(ii) for any expense of counsel subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation, unless (A) the indemnified party shall have employed counsel in accordance with the provisions of the preceding sentence, or
      (B) the indemnifying party shall not have employed counsel satisfactory to the indemnified party to represent the indemnified party within a reasonable time after the notice of the commencement of the action. An indemnifying party shall not be responsible for amounts paid in settlement without its consent, provided that its consent may not be unreasonably withheld.

            (g) (i) With respect to the inclusion of Registrable Securities in a registration statement pursuant to subsections (b) or (c), all fees, costs and expenses of and incidental to such registration, inclusion and public offering shall be borne by the Corporation; provided, however, that any securityholders participating in such registration shall bear their pro rata share of the underwriting discounts and commissions, if any.

                  (ii) The fees, costs and expenses of registration to be borne by the Corporation as provided in this Subsection (g) shall include, without limitation, all registration, filing and NASD fees, printing expenses, fees and disbursements of counsel and accountants for the Corporation, and all legal fees and disbursements and other expenses of complying with state securities or Blue Sky laws of any jurisdiction or jurisdictions in which securities to be offered are to be registered and qualified. Fees and disbursements of counsel and accountants for the selling securityholders shall, however, be borne by the respective selling securityholder.

            (h) The rights to cause the Corporation to register all or any portion of Registrable Securities pursuant to this Section 8 may be assigned by Purchaser to a transferee or assignee of 20% or more of the Stock. Within a reasonable time after such transfer the Purchaser shall notify the Corporation of the name and address of such transferee or assignee and the securities with respect to which such registration rights are being assigned. Such assignment shall be effective only if immediately following such transfer the further disposition of such securities by the transferee or assignee is restricted under the Act. Any transferee asserting registration rights hereunder shall be bound by the provisions of this Section 8.

            (i) From and after the date of this Agreement, the Corporation shall not agree to allow the holders of any securities of the Corporation to include any of their securities in any registration statement filed by the Corporation pursuant to Subsection (b) unless the inclusion of such securities will not reduce the amount of the Registrable Securities included therein.

                                    SECTION 9

                    Affirmative Covenants of the Corporation

      The Corporation hereby covenants that, during such time as the Purchaser (or one of its affiliates) owns any Stock, or for four years, whichever period is shorter:

      9.1 Reports and Financial Statements.

            (a) The Corporation will cause its common stock to continue to be registered under Sections 12(b) or 12(g) of the Securities Exchange Act of 1934, will comply in all respects with its reporting and filing obligations under said Act, and will not take any action or file any document (whether or not permitted by said Act or the rules thereunder) to terminate or suspend such registration or to terminate or suspend its reporting and filing obligations under said Act. The Corporation will take all action necessary to continue the listing or trading of its common stock on any national securities exchange or the Automated Quotation System of the National Association of Securities Dealers on which such common stock is listed or traded, and will comply in all respects with its reporting, filing and other obligations under the bylaws or rules of said exchange or Association.

            (b) The Corporation will furnish to the Purchaser, concurrently with the distribution or filing thereof, each annual and quarterly report to its shareholders, its reports on Form 10K and 10Q, and each other report, registration statement, definitive proxy statement or other document filed with the S.E.C., and each press release or other public announcement issued by the Corporation.

      9.2 Maintenance of Office. The Corporation will maintain an office or agency in the United States at such address as may be designated in writing from time to time to the registered holders of the Stock, where notices, presentations and demands to or upon the Corporation in respect of the Stock may be given or made. Unless or until another office or agency is designated by the Corporation, such office shall be at the address set forth adjacent to the name of the Corporation at the foot of this Agreement.

      9.3 Maintenance and Compliance. The Corporation will (i) maintain its corporate existence, rights, powers and privileges in good standing, (ii) comply in all material respects with all laws and governmental regulations and restrictions applicable to its business or properties, (iii) keep records and books of account and maintain a system of internal accounting controls in accordance with generally accepted accounting principles and in compliance with
Section 13(b)(2) of the Securities Exchange Act of 1934, and (iv) retain independent public accountants of recognized national standing as auditors of the Corporation's annual financial statements.

      9.4 Assignment of Rights. The rights of the Purchaser hereunder may be assigned by the Purchaser in connection with the transfer or assignment to a single transferee of not less than 20% of the Stock originally purchased by the Purchaser hereunder, and such rights may be further reassigned by such transferee to another such single transferee. Any transferee asserting rights under this Agreement shall be bound by its provisions.

      9.5 Effect of Covenants. The covenants in Sections 9.1 and 9.3 shall not be deemed to prohibit a merger, sale of all assets or other corporate reorganization if (i) the entity surviving or succeeding to the Corporation is bound by this Agreement with respect to its securities issued in exchange for or replacement of the Stock, or (ii) the consideration received in exchange for or replacement of the Stock is cash.

                                   SECTION 10

                                 Legend on Stock

      Each certificate representing the Stock shall be stamped or otherwise imprinted with a legend substantially in the following form (in addition to any legend required under any applicable state securities laws):

      THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR ANY STATE SECURITIES LAWS. THEY MAY NOT BE SOLD OR OFFERED FOR SALE IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT AS TO THE SECURITIES UNDER SAID ACT AND ANY APPLICABLE STATE SECURITIES LAW OR AN OPINION OF COUNSEL SATISFACTORY TO THE CORPORATION THAT SUCH REGISTRATION IS NOT REQUIRED.

      Upon request of a holder of Stock the Corporation shall remove the foregoing legend or issue to such holder a new certificate therefor free of any such legend, if the Corporation shall have received either an opinion of counsel or a "no-action" letter of the S.E.C., in either case reasonably satisfactory in substance to the Corporation and its counsel, to the effect that such legend is no longer required.

                                   SECTION 11

                                  Miscellaneous

      11.1 Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of California. Any action or proceeding relating to this Agreement may be brought in the courts of California sitting in Los Angeles County, or in the United States courts located in Los Angeles County, California, and each of the parties irrevocably consents to the jurisdiction of such courts in any such action or proceeding.

      11.2 Successors and Assigns. Except as otherwise expressly provided herein, the provisions hereof shall inure to the benefit of and be binding upon the successors and assigns of the parties.

      11.3 Entire Agreement; Amendment. This Agreement (including any Exhibits hereto) and the other documents delivered pursuant hereto constitute the full and entire understanding and agreement between the parties with regard to the subjects hereof and thereof. Neither this Agreement nor any term hereof may be amended, waived, discharged or terminated except by a written instrument signed by the Corporation and the Purchaser.

      11.4 Notices, etc. All notices and other communications required or permitted hereunder shall be mailed by first-class mail, postage prepaid, or delivered either by hand or by messenger, addressed (a) if to the Purchaser, as indicated below the Purchaser's signature, or at such other address as the Purchaser shall have furnished to the Corporation in writing, or (b) if to any other holder of any Stock, at the address of such holder as shown on the records of the Corporation, or (c) if to the Corporation, at its address set forth below or at such other address as the Corporation shall have furnished to the Purchaser and each such other holder in writing. All such notices or communications shall be deemed given when actually delivered by hand, messenger, facsimile or mailgram or, if mailed, three days after deposit in the U.S. mail.

      11.5 Delays or Omissions. No delay or omission to exercise any right, power or remedy accruing to any party to this Agreement (including any holder of Stock), upon any breach or default of another party under this Agreement, shall impair any such right, power or remedy of such party nor shall it be construed to be a waiver of any such breach or default, or an acquiescence therein, or of or in any similar breach or default thereafter occurring; nor shall any waiver of any single breach or default be deemed a waiver of any other breach or default theretofore or thereafter occurring. All remedies, either under this Agreement or by law or otherwise afforded to any party, shall be cumulative and not alternative.

      11.6 Severability. In case any provision of the Agreement shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

      11.7 Titles and Subtitles. The titles of the Sections and subsections of this Agreement are for convenience of reference only and are not to be considered in construing this Agreement.

      11.8 Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument.

      IN WITNESS WHEREOF, the parties have caused this Agreement to be executed and delivered by their duly authorized officers as of the day and year first written above.


                                   Commodore Applied Technologies, Inc.



                                   By:  /s/ Michael D. Fullwood
                                        ---------------------------------
                                        Michael D. Fullwood
                                        Senior Vice President and Chief
                                        Administrative and Financial Officer

                                   Address:  150 East 58th Street
                                             Suite 3400
                                             New York, NY 10155


                    [Signatures continued on following page]

                                   U.S. 9-10 Small Company Portfolio of DFA
                                        Investment Group Inc.


                                   By:  /s/
                                        ---------------------------------
                                   Address:  c/o Dimensional Fund Advisors
                                             1299 Ocean Avenue, 12th floor
                                             Santa Monica, CA  90401

                            STOCK PURCHASE AGREEMENT

            This Stock Purchase Agreement (the "Agreement") is made as of September 26, 1997, between Commodore Applied Technologies, Inc., a Delaware corporation, (the "Corporation"), and an entity advised by Dimensional Fund Advisors Inc. whose name is set forth at the foot of this Agreement (the "Purchaser").

            The Corporation and the Purchaser hereby agree as follows:

                                    SECTION 1

                  Authorization, Purchase and Sale of the Stock

            1.1 Authorization of the Stock. The Corporation has authorized issuance and sale of 125,400 shares of its common stock (the "Stock") to Purchaser as herein provided.

            1.2 Sale and Purchase of the Stock. At the Closing, subject to the terms and conditions hereof and in reliance upon the representations, warranties and agreements contained herein, the Purchaser will purchase the Stock from the Corporation at a purchase price of $3.675 per share, $460,845.00 in total.

                                    SECTION 2

                          Closing, Payment and Delivery

            2.1 Closing Date and Place of Closing. The closing shall be held as soon as practicable, and in no event more than 5 business days after execution of this Agreement, on such date as the Corporation and the Purchaser may agree to (the "Closing Date") and shall be held at the offices of Dimensional Fund Advisors Inc., 1299 Ocean Avenue, Santa Monica, CA 90401.

            2.2 Payment and Delivery. At the Closing, the Purchaser will pay or cause to be paid to the Corporation by wire funds transfer the entire purchase price. The Corporation will deliver in advance of the Closing to an institutional custodian designated by the Purchaser a certificate or certificates, registered in such name or names as Purchaser may designate, representing all of the Stock, with instructions that such certificates are to be held for the account of Purchaser upon payment of the purchase price.

            2.3 Covenant of Best Efforts and Good Faith. The Corporation and the Purchaser agree to use their respective best efforts and to act in good faith to cause to occur all conditions to Closing which are in their respective control.

                                    SECTION 3

                            Purchase Price Adjustment

            3.1. Subsequent Sale at Lower Price. If during the twelve month period following the Closing Date (the "Anniversary Period"), the Corporation shall, on any one or more occasion, sell any shares of its common stock or any security convertible into or exercisable in respect of common stock, or issue additional shares of common stock upon conversion during the Anniversary Period of its currently outstanding Series A Convertible Preferred Stock for a selling price per share or a conversion price per share which shall be lower than the purchase price per share of the Stock sold to Purchaser pursuant to Section 1.2 hereof (such lower price or prices being the "Reset Price"), the purchase price per share of the Stock sold to the Purchaser hereunder shall be adjusted downward as at the end of the Anniversary Period so as to equal the Reset Price. The lowest selling price per share or conversion price per share at which the Corporation shall issue its common stock during the Anniversary Period shall determine the applicable Reset Price; provided, that

                  (a) the lowest sales or conversion prices associated with issuances by the Corporation of up to 10,000 shares of the Corporation's common stock, and

                  (b) issuances of shares of the Corporation's common stock by Commodore Environmental Services, Inc. ("COES"), the parent of the Corporation, upon conversion of Series D Convertible Preferred Stock of COES or upon exercise of certain warrants to purchase shares of the Corporation's common stock granted by COES, irrespective of the conversion or exercise price per share, shall be excluded in determining such Reset Price.

            3.2. Adjustment Mechanism. If an adjustment of the purchase price for the Stock is required pursuant to this Section 3, the Corporation shall, not later than five business days (subject to the provisions of Subsection 3.6 hereof) following the expiration of the Anniversary Period, refund to Purchaser in cash the amount of such downward adjustment which shall be equal to the product of (a) the total number of shares of common stock originally delivered to Purchaser hereunder, multiplied by (b) the difference between the purchase price per share set forth in Section 1.2 and the final Reset Price. If for any reason the Corporation fails to make such cash refund within 10 days after it becomes due pursuant to this Section 3.2, then the Corporation shall immediately deliver to Purchaser such number of additional shares of common stock as will cause (i) the total number of shares of common stock delivered to Purchaser hereunder, multiplied by (ii) the Reset Price, to equal the total purchase price set forth in Section 1.2 hereof; provided, however, that the Corporation shall effect such adjustment in cash, in whole or in part, to the extent required by the following subsection.

            3.3. Limitation on Number of Shares. Purchaser and other entities advised by Dimensional Fund Advisors Inc. shall not be required to accept, by way of any such adjustment, a number of shares of the Corporation such that the total number of such shares held by Purchaser and such other entities, which were held by them on the date of this Agreement or acquired by them pursuant to this Agreement or agreements of like tenor with such other entities, would exceed 4.99% of the total outstanding stock of the Corporation. The Corporation shall effect the adjustment required by this Section by cash refund to the extent necessary to avoid causing the aforesaid limitation to be exceeded.

            3.4 Capital Adjustments. In case of any stock split or reverse stock split, stock dividend, reclassification of the common stock, recapitalization, merger or consolidation, or like capital adjustment affecting the common stock of the Corporation, the provisions of this Section shall be applied as if such capital adjustment event had occurred immediately prior to the Closing Date and the original purchase price had been fairly allocated to the stock resulting from such capital adjustment; and in other respects the provisions of this Section shall be applied in a fair, equitable and reasonable manner so as to give effect, as nearly as may be, to the purposes hereof.

            3.5. Exclusions. Section 3.1 shall not apply to sales of shares by the Corporation (i) upon conversion or exercise of any convertible securities, options or warrants outstanding on the date hereof, except that with respect to the Corporation's Series A Convertible Preferred Stock, conversions during the Anniversary Period shall be subject to Section 3.1, (ii) pursuant to the provisions of any shareholder-approved employee benefit or incentive plan heretofore or hereafter adopted by the Corporation, or (iii) to an entity which is a strategic investor in the Corporation or an investor which is in a related industry, as opposed to a financial investor.

            3.6. Definitions. For purposes of Section 3.1 hereof, a sale of shares shall mean and include the sale or issuance of rights, options, warrants or convertible securities under which the Corporation is or may become obligated to issue shares of common stock, and the "selling price" of the common stock covered thereby shall be the exercise or conversion price thereof plus the consideration (if any) received by the Corporation upon such sale or issuance. If the selling price or the exercise or conversion price is not determined until after the Anniversary Period, an adjustment pursuant to this Section shall be made promptly following such determination, if required. If shares are issued for a consideration other than cash, the "selling price" shall be the fair value of the such consideration as determined in good faith by the Board of Directors of the Corporation. The term "Stock" as used in this Agreement shall include shares issued pursuant to this Section.


                                       3A

                                    SECTION 4

                Representations and Warranties of the Corporation

            The Corporation hereby represents and warrants to the Purchaser that:

            4.1 Corporate Power, Qualification and Standing. The Corporation and its subsidiaries are validly existing and in good standing under the laws of their respective jurisdictions of incorporation and each of them is qualified to transact business in each jurisdiction in which its ownership of property or conduct of activities requires such qualification. The Corporation has all requisite corporate power and authority to enter into this Agreement, to sell the Stock and to carry out and perform its other obligations under this Agreement.

            4.2 S.E.C. Reports; Financial Statements. The common stock of the Corporation is registered under Section 12(b) or (g) of the Securities Exchange Act of 1934 and the Corporation is in full compliance with its reporting and filing obligations under said Act. The Corporation has delivered to Purchaser all of its Annual Reports to shareholders and its reports on Form 10K, and all its quarterly reports to shareholders, quarterly reports on Form 10Q, and each other report, registration statement, definitive proxy statement or other document filed with the S.E.C. since the beginning of said three fiscal years (collectively, the "SEC Reports"). The SEC Reports do not (as of their respective dates) contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading. The audited and unaudited financial statements of the Corporation included in the SEC Reports (the "Financial Statements") have been prepared in accordance with generally accepted accounting principles applied on a consistent basis (except as stated in such Financial Statements or the notes thereto) and fairly present the financial position of the Corporation and its consolidated subsidiaries as of the dates thereof and the results of their operations and changes in financial position for the periods then ended. Except as publicly disclosed by the Corporation in the SEC Reports or otherwise, since the end of the most recent of said fiscal years there has been no material adverse change in the business, financial condition, or results of operations of the Corporation and its subsidiaries taken together as a consolidated whole, and there is no existing condition, event or series of events which can reasonably be expected to have a material adverse effect on the business, financial condition or results of operations of the Corporation and its subsidiaries taken together as a consolidated whole, or its ability to perform its obligations under this Agreement.

            4.3 Authorization; No Conflict. Execution and delivery of this Agreement and issuance and sale of the Stock have been duly authorized by all necessary corporate action of the Corporation, and the Stock when issued will be validly issued, fully paid and non-assessable. Performance by the Corporation of its obligations under this Agreement will not conflict with or violate (i) the charter documents or bylaws of the Corporation, (ii) any indenture, loan agreement, lease, mortgage or other material agreement binding on the Corporation, (iii) any order of a court or administrative agency binding on the Corporation, or (iv) any applicable law or governmental regulation; and such performance does not and will not require the permission or approval of any governmental agency, and will not result in the imposition or creation of any lien or charge against any assets of the Corporation. Except as disclosed in the Financial Statements or on Exhibit A hereto, (i) the Corporation has no obligation to redeem or repurchase any of its equity securities, (ii) no shareholder or other person has pre-emptive or other rights to acquire equity securities of the Corporation, and (iii) the Corporation has no obligation to register any of its securities otherwise than pursuant to Section 8 of this Agreement or as disclosed on Exhibit A hereto.

            4.4 Material Agreements; No Defaults. All material indentures, loan agreements, leases, mortgages and other agreements binding on the Corporation or its subsidiaries are identified in the list of exhibits contained in the Corporation's most recent 10K report ("Other Agreements"). No material default on the part of the Corporation or any of its subsidiaries (including any event which, with notice or the passage of time, would constitute a default) exists under any of the Other Agreements.

            4.5 Material Liabilities. Except for liabilities disclosed in the Financial Statements or the SEC Reports, and obligations under the Other Agreements, the Corporation and its subsidiaries have no material liabilities or obligations, absolute or contingent, other than liabilities arising in the ordinary course of business subsequent to the date of the most recent of the Financial Statements.

            4.6 Properties. The Corporation and its subsidiaries (i) have good title to the properties and assets reflected in the Financial Statements as owned by them, (ii) have valid leasehold interests in the properties leased by them, and (iii) own or have the right to use under valid license agreements all trademarks, trade names, copyrights, patents and other intellectual property rights regularly utilized by them; subject in each case to no material liens, security interests or adverse claims except as disclosed in the Financial statements.

            4.7 Litigation. There are no material legal actions, arbitrations, or administrative proceedings pending against the

Corporation or its subsidiaries, except for the matters disclosed in the SEC Reports.

            4.8 Tax Matters. The Corporation and its subsidiaries have filed on a timely basis all tax returns required to be filed by them and have paid their taxes prior to delinquency, and have made adequate accruals for tax liabilities on the Financial Statements in accordance with generally accepted accounting principles.

            4.9 ERISA Compliance. Neither the Corporation nor any of its subsidiaries has incurred any material funding deficiency within the meaning of the Employee Retirement Income Security Act of 1974, as amended ("ERISA") or any material liability to the Pension Benefit Guarantee Corporation in connection with any employee benefit plan. The Corporation and its subsidiaries are in compliance in all material respects with all applicable provisions of ERISA, and have no obligations with respect to any multi-employer plan. No "reportable event" as such term is defined in ERISA, which may result in any material liability, has occurred with respect to any employee benefit or other plan maintained for employees of the Corporation or any subsidiary.

            4.10 Environmental Matters. Except as disclosed in the SEC Reports, neither the Corporation nor any of its subsidiaries (i) has been notified by any governmental authority that it is, or may be, a Responsible Party with respect to cleanup or remediation of any environmental condition or hazardous waste site, (ii) has violated any law, regulation, order or requirement of governmental authority with respect to Hazardous Substances, or (iii) has incurred any material liability for violation or noncompliance with applicable Environmental Regulations. The term "Environmental Regulations" means any law, regulation, order or requirement relating to protection of the environment, including without limitation, the Clean Air Act, the Clean Water Act, the Comprehensive Environmental Response, Compensation and Liability Act, the Resource Conservation and Recovery Act, the Hazardous Materials Transportation Act and the Toxic Substances Control Act. The term "Hazardous Substance" means any substance defined or listed as such in any Environmental Regulation.

            4.11 Other Matters. The Corporation is not now and will not be after giving effect to the receipt of the proceeds from the sale of the Stock an "Investment Company" within the meaning of the Investment Company Act of 1940, nor will it be controlled by or acting on behalf of any person which is such an investment company. The Corporation is not selling the Stock "for the purpose of purchasing or carrying any margin stock" within the meaning of Regulation G of the Board of Governors of the Federal Reserve System. The Corporation has not offered the Stock to any person other than the Purchaser.

                                    SECTION 5

                 Representations and Warranties of the Purchaser

            The Purchaser represents and warrants to the Corporation that:

            5.1 Corporate Power and Authority. It is validly existing and in good standing with all requisite power and authority to enter into this Agreement and carry out its obligations hereunder and has taken all actions necessary to authorize it to enter into this Agreement and carry out such obligations.

            5.2 Investment. It is acquiring the Stock for investment and not with the view to, or for resale in connection with, any distribution thereof. It is an "accredited investor" within the meaning of the Securities Act of 1933 and the rules thereunder. It understands that the Stock has not been registered under the Securities Act of 1933 nor qualified under any State blue sky law by reason of specified exemptions therefrom which depend upon, among other things, the bona fide nature of its investment intent as expressed herein.

            5.3 Rule 144. It acknowledges that the Stock must be held indefinitely unless it is subsequently registered under the Securities Act of 1933 or an exemption from such registration is available. It has been advised or is aware of the provisions of Rule 144 promulgated under the Securities Act.

                                    SECTION 6

                  Conditions to Obligations of the Purchaser

            The obligation of the Purchaser to purchase the stock is subject to the fulfillment on or prior to the Closing Date of each of the following conditions:

                  (a) Representations and Warranties. The representations and warranties of the Corporation shall be true and correct in, all material respects on the Closing Date.

                  (b) Performance. All covenants, agreements and conditions contained in this Agreement to be performed or complied with by the Corporation on or prior to the Closing Date shall have been performed or complied with in all material respects.

                  (c) Opinion of Corporation's Counsel. The Purchaser shall have received from counsel to the Corporation an opinion confirming the representations set forth in the first sentence of Section 4.3 hereof, and on the basis of such counsel's review of the Other Agreements and certificates of officers of the

Corporation as to factual matters, confirming the representations set forth in the second and third sentences of Section 4.3 hereof.

                  (d) Legal Issuance. At the time of the Closing, the issuance and purchase of the Stock shall be legally permitted by all laws and regulations to which the Purchaser and the Corporation are subject.

                  (e) Proceedings and Documents. All corporate and other proceedings in connection with the transactions contemplated hereby and all documents and instruments incident to such transactions shall be satisfactory in form and substance to the Purchaser and its counsel.

                  (f) Satisfaction of Obligations to Broker. The Corporation shall have furnished the Purchaser with assurances satisfactory to the Purchaser that the Corporation has satisfied its obligations to any broker entitled to compensation in connection with the sale of the Stock.

                                    SECTION 7

               Conditions to Obligations of the Corporation

            The Corporation's obligation to sell the Stock is subject to the fulfillment on or prior to the Closing Date of each of the following conditions:

                  (a) Representations and Warranties. The representations and warranties made by the Purchaser shall be true and correct in all material respects on the Closing Date.

                  (b) Legal Issuance. At the time of the Closing, the issuance and purchase of the Stock shall be legally permitted by all laws and regulations to which the Purchaser and the Corporation are subject.

                  (c) Payment. The Corporation shall concurrently receive payment for the Stock as provided in Section 2.

                                    SECTION 8

                              Covenant to Register

            (a) For purposes of this Section 8, the following definitions shall apply:

                  (i) The terms "register", "registered", and "registration" refer to a registration under the Securities Act of 1933, as amended (the "Act" effected by preparing and filing a registration statement or similar document in compliance with the Act or an amendment thereto, and the declaration or ordering of effectiveness of such registration statement, document or amendment thereto.

                  (ii) The term "Registrable Securities" means the Stock and any securities of the Corporation or securities of any successor corporation issued as, or issuable upon the conversion or exercise of any warrant, right or other security that is issued as, a dividend or other distribution with respect to, or in exchange for or in replacement of, the Stock.

            (b) (i) At any time after one hundred and twenty (120) days after the date of this Purchase Agreement and from time to time thereafter, Purchaser shall have the right to require by notice in writing that the Corporation register all or any part of the Registrable Securities held by Purchaser (a "Demand Registration") and the Corporation shall thereupon effect such registration in accordance herewith. The Corporation agrees to file a registration statement (Form S-

      3) in order to register the Common Stock and to cause such registration statement to be declared effective within ninety (90), days of Closing. A 3% cash penalty will accrue for every thirty (30) days after such date that the securities remain unregistered. The penalty shall be pro-rated for periods of less than thirty (30) days.

                  (ii) The Corporation shall not be obligated to effect Demand Registration (i) if all of the Registrable Securities held by Purchaser which are intended to be covered by the Demand Registration are, at the time of the request of a Demand Registration, included in an effective registration statement and the Corporation is in compliance with its obligations under Subsection (d) (ii) through (v) hereof with respect to such registration statement, or (ii) within 120 days after the effective date of any other registration as to which Purchaser was given piggy-back rights pursuant to subsection (c) hereof and in which Purchaser was able to register and sell at least eighty percent (80%) of the Registrable Securities requested by Purchaser to be included in such registration.

            (c} If the Corporation proposes to register (including for this purpose a registration effected by the Corporation for shareholders other than the Purchaser) any of its stock or other securities under the Act in connection with a public offering of such securities (other than a registration on Form S-4, Form S-8 or other limited purpose form) and the Registrable Securities have not heretofore been included in a registration statement under Subsection (b), which remains effective, the Corporation shall, at such time, promptly give the Purchaser written notice of such registration. Upon the written request of the Purchaser given within twenty (20) days after receipt of such notice by the Purchaser, the Corporation shall cause to be registered under the Act all of the Registrable Securities that the Purchaser has requested to be registered. However, the Corporation shall have no obligation under this Subsection (c) to the extent that, with respect to a public offering registration, any underwriter of such public offering reasonably requests that the Registrable Securities or a portion thereof be excluded therefrom.

            (d) Whenever required under this Section 8 to effect the registration of any Registrable Securities, the Corporation shall, as expeditiously as reasonably possible:

                  (i) Prepare and file with the SEC a registration statement with respect to such Registrable Securities and use its best efforts to cause such registration to become effective and, upon the request of the Purchaser, keep such registration statement effective for so long as Purchaser desires to dispose of the securities covered by such registration statement (but not after Purchaser in the reasonable opinion of its counsel is free to sell such securities under the provisions of Rule 144(k) under the Act).

                  (ii) Prepare and file with the SEC such amendments and supplements to such registration statements and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the Act with respect to the disposition of all securities covered by such registration statement.

                  (iii) Furnish to the Purchaser such numbers of copies of a prospectus, including a preliminary prospectus, in conformity with the requirements of the 1933 Act, and such other documents as the Purchaser may reasonably request in order to facilitate the disposition of Registrable Securities owned by Purchaser.

                  (iv) Use its best efforts to register and qualify the securities covered by such registration statement under such other securities or Blue Sky Laws of such jurisdictions as shall be reasonably requested by Purchaser, provided that the Corporation shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service and process in any such states or jurisdictions.

                  (v) Notify Purchaser of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing.

                  (vi) Furnish, at the request of Purchaser, an opinion of counsel of the Corporation, dated the effective date of the registration statement, as to the due authorization and issuance of the securities being registered and compliance with securities laws by the Corporation in connection with the authorization and issuance thereof.

            (e) The Purchaser will furnish to the Corporation in connection with any registration under this Section 8 such information regarding itself, the Registrable Securities and other securities of the Corporation held by it, and the intended method of disposition of such securities as shall be required to effect the registration of the Registrable Securities held by Purchaser.

            (f) (i) The Corporation shall indemnify, defend and hold harmless each holder of Registrable Securities which are included in a registration statement pursuant to the provisions of Subsections (b) or (c), any underwriter (as defined in the Act) for such holder, and the directors, officers and controlling persons of such holder or underwriter from and against, and shall reimburse all of them with respect to, any and all claims, suits, demands, causes of action, losses, damages, liabilities, costs or expenses ("Liabilities") to which any of them may become subject under the Act or otherwise, arising from or relating to (A) any untrue statement or alleged untrue statement of any material fact contained in such registration statement, any prospectus contained therein or any amendment or supplement thereto, or (B) the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading; provided, however, that the Corporation shall not be liable in any such case to the extent that any such Liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission so made in conformity with information furnished by such person in writing specifically for use in the preparation thereof.

                  (ii) Each holder of Registrable Securities included in a registration pursuant to the provisions of Subsection (b) or (c) shall indemnify, defend, and hold harmless the Corporation, its directors and officers, and shall reimburse the Corporation, its directors and officers with respect to, any and all Liabilities to which any of them may become subject under the Act or otherwise, arising from or relating to (A) any untrue statement or alleged untrue statement of any material fact contained in such registration statement, any prospectus contained therein or any amendment or supplement thereto, or (B) the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was so made in reliance upon and in strict conformity with written information furnished by or on behalf of such holder specifically for use in the preparation thereof.

                  (iii) Promptly after receipt by an indemnified party pursuant to the provisions of Subsection (f)(i) or (f)(ii) of notice of the commencement of any action involving the subject matter of the foregoing indemnity provisions, such indemnified party shall, if a claim thereof is to be made against the indemnifying party pursuant to the provisions of Subsection (f)(i) or (f)(ii), promptly notify the indemnifying party of the commencement thereof; provided, however, that the failure to so notify the indemnifying party shall not relieve it from its indemnification obligations hereunder except to the extent that the indemnifying party is materially prejudiced by such failure. If such action is brought against any indemnified party and it notifies the indemnifying party of the commencement thereof, the indemnifying party shall have the right to participate in, and, to the extent that it may wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party; provided, however, if the defendants in any action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be legal defenses different from or in addition to those available to the indemnifying party, or if there is conflict of interest which would prevent counsel for the indemnifying party from also representing the indemnified party, the indemnified party shall have the right to select separate counsel to participate in the defense of such action on behalf of such indemnified party. After notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party pursuant to Subsection (f)(i) or (f)(ii) for any expense of counsel subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation, unless (A) the indemnified party shall have employed counsel in accordance with the provisions of the preceding sentence, or
      (B) the indemnifying party shall not have employed counsel satisfactory to the indemnified party to represent the indemnified party within a reasonable time after the notice of the commencement of the action. An indemnifying party shall not be responsible for amounts paid in settlement without its consent, provided that its consent may not be unreasonably withheld.

            (g) (i) With respect to the inclusion of Registrable Securities in a registration statement pursuant to subsections (b) or (c), all fees, costs and expenses of and incidental to such registration, inclusion and public offering shall be borne by the Corporation; provided, however, that any securityholders participating in such registration shall bear their pro rata share of the underwriting discounts and commissions, if any.

                  (ii) The fees, costs and expenses of registration to be borne by the Corporation as provided in this Subsection (g) shall include, without limitation, all registration, filing and NASD fees, printing expenses, fees and disbursements of counsel and accountants for the Corporation, and all legal fees and disbursements and other expenses of complying with state securities or Blue Sky laws of any jurisdiction or jurisdictions in which securities to be offered are to be registered and qualified. Fees and disbursements of counsel and accountants for the selling securityholders shall, however, be borne by the respective selling securityholder.

            (h) The rights to cause the Corporation to register all or any portion of Registrable Securities pursuant to this Section 8 may be assigned by Purchaser to a transferee or assignee of 20% or more of the Stock. Within a reasonable time after such transfer the Purchaser shall notify the Corporation of the name and address of such transferee or assignee and the securities with respect to which such registration rights are being assigned. Such assignment shall be effective only if immediately following such transfer the further disposition of such securities by the transferee or assignee is restricted under the Act. Any transferee asserting registration rights hereunder shall be bound by the provisions of this Section 8.

            (i) From and after the date of this Agreement, the Corporation shall not agree to allow the holders of any securities of the Corporation to include any of their securities in any registration statement filed by the Corporation pursuant to Subsection (b) unless the inclusion of such securities will not reduce the amount of the Registrable Securities included therein.

                                    SECTION 9

                    Affirmative Covenants of the Corporation

            The Corporation hereby covenants that, during such time as the Purchaser (or one of its affiliates) owns any Stock, or for four years, whichever period is shorter:

            9.1 Reports and Financial Statements.

                  (a) The Corporation will cause its common stock to continue to be registered under Sections 12(b) or 12(g) of the Securities Exchange Act of 1934, will comply in all respects with its reporting and filing obligations under said Act, and will not take any action or file any document (whether or not permitted by said Act or the rules thereunder) to terminate or suspend such registration or to terminate or suspend its reporting and filing obligations under said Act. The Corporation will take all action necessary to continue the listing or trading of its common stock on any national securities exchange or the Automated Quotation System of the National Association of Securities Dealers on which such common stock is listed or traded, and will comply in all respects with its reporting, filing and other obligations under the bylaws or rules of said exchange or Association.

                  (b) The Corporation will furnish to the Purchaser, concurrently with the distribution or filing thereof, each annual and quarterly report to its shareholders, its reports on Form 10K and 10Q, and each other report, registration statement, definitive proxy statement or other document filed with the S.E.C., and each press release or other public announcement issued by the Corporation.

            9.2 Maintenance of Office. The Corporation will maintain an office or agency in the United States at such address as may be designated in writing from time to time to the registered holders of the Stock, where notices, presentations and demands to or upon the Corporation in respect of the Stock may be given or made. Unless or until another office or agency is designated by the Corporation, such office shall be at the address set forth adjacent to the name of the Corporation at the foot of this Agreement.

            9.3 Maintenance and Compliance. The Corporation will (i) maintain its corporate existence, rights, powers and privileges in good standing, (ii) comply in all material respects with all laws and governmental regulations and restrictions applicable to its business or properties, (iii) keep records and books of account and maintain a system of internal accounting controls in accordance with generally accepted accounting principles and in compliance with section 13(b)(2) of the Securities Exchange Act of 1934, and (iv) retain independent public accountants of recognized national standing as auditors of the Corporation's annual financial statements.

            9.4 Assignment of Rights. The rights of the Purchaser hereunder may be assigned by the Purchaser in connection with the transfer or assignment to a single transferee of not less than 20% of the Stock originally purchased by the Purchaser hereunder, and such rights may be further reassigned by such transferee to another such single transferee. Any transferee asserting rights under this Agreement shall be bound by its provisions.

            9.5 Effect of Covenants. The covenants in Sections 9.1 and 9.3 shall not be deemed to prohibit a merger, sale of all assets or other corporate reorganization if (i) the entity surviving or succeeding to the Corporation is bound by this Agreement with respect to its securities issued in exchange for or replacement of the Stock, or (ii) the consideration received in exchange for or replacement of the Stock is cash.

                                   SECTION 10

                                 Legend on Stock

            Each certificate representing the Stock shall be stamped or otherwise imprinted with a legend substantially in the following form (in addition to any legend required under any applicable state securities laws):

            THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR ANY STATE SECURITIES LAWS. THEY MAY NOT BE SOLD OR OFFERED FOR SALE IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT AS TO THE SECURITIES UNDER SAID ACT AND ANY APPLICABLE STATE SECURITIES LAW OR AN OPINION OF COUNSEL SATISFACTORY TO THE CORPORATION THAT SUCH REGISTRATION IS NOT REQUIRED.

            Upon request of a holder of Stock the Corporation shall remove the foregoing legend or issue to such holder a new certificate therefor free of any such legend, if the Corporation shall have received either an opinion of counsel or a "no-action" letter of the S.E.C., in either case reasonably satisfactory in substance to the Corporation and its counsel, to the effect that such legend is no longer required.

                                   SECTION 11

                                  Miscellaneous

            11.1 Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of California. Any action or proceeding relating to this Agreement may be brought in the courts of California sitting in Los Angeles County, or in the United States courts located in Los Angeles County, California, and each of the parties irrevocably consents to the jurisdiction of such courts in any such action or proceeding.

            11.2 Successors and Assigns. Except as otherwise expressly provided herein, the provisions hereof shall inure to the benefit of and be binding upon the successors and assigns of the parties.

            11.3 Entire Agreement; Amendment. This Agreement (including any Exhibits hereto) and the other documents delivered pursuant hereto constitute the full and entire understanding and agreement between the parties with regard to the subjects hereof and thereof. Neither this Agreement nor any term hereof may be amended, waived, discharged or terminated except by a written instrument signed by the Corporation and the Purchaser.

            11.4 Notices. etc. All notices and other communications required or permitted hereunder shall be mailed by first-class mail, postage prepaid, or delivered either by hand or by messenger, addressed (a) if to the Purchaser, as indicated below the Purchaser's signature, or at such other address as the Purchaser shall have furnished to the Corporation in writing, or (b) if to any other holder of any Stock, at the address of such holder as shown on the records of the Corporation, or (c) if to the Corporation, at its address set forth below or at such other address as the Corporation shall have furnished to the Purchaser and each such other holder in writing. All such notices or communications shall be deemed given when actually delivered by hand, messenger, facsimile or mailgram or, if mailed, three days after deposit in the U.S. mail.

            11.5 Delays or Omissions. No delay or omission to exercise any right, power or remedy accruing to any party to this Agreement (including any holder of Stock), upon any breach or default of another party under this Agreement, shall impair any such right, power or remedy of such party nor shall it be construed to be a waiver of any such breach or default, or an acquiescence therein, or of or in any similar breach or default thereafter occurring; nor shall any waiver of any single breach or default be deemed a waiver of any other breach or default theretofore or thereafter occurring. All remedies, either under this Agreement or by law or otherwise afforded to any party, shall be cumulative and not alternative.

            11.6 Severability. In case any provision of the Agreement shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

            11.7 Titles and Subtitles. The titles of the Sections and subsections of this Agreement are for convenience of reference only and are not to be considered in construing this Agreement.

            11.8 Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument.

            IN WITNESS WHEREOF, the parties have caused this Agreement to be executed and delivered by their duly authorized officers as of the day and year first written above.


                                Commodore Applied Technologies, Inc.


                                By: /s/ Michael D. Fullwood
                                    ----------------------------------------
                                    Michael D. Fullwood
                                    Senior Vice President and Chief
                                    Administrative and Financial Officer
                               Address:   150 East 58th Street
                                          Suite 3400
                                          New York, NY 10155

                    [Signatures continued on following page]

                                      DFA Group Trust - 6-10 Subtrust


                                 By: /s/
                                     ----------------------------------------
                                     Address:  c/o Dimensional Fund Advisors
                                               1299 Ocean Avenue, 12th floor
                                               Santa Monica, CA 90401

                            STOCK PURCHASE AGREEMENT

            This Stock Purchase Agreement (the "Agreement") is made as of September 26, 1997, between Commodore Applied Technologies, Inc., a Delaware corporation, (the "Corporation"), and an entity advised by Dimensional Fund Advisors Inc. whose name is set forth at the foot of this Agreement (the "Purchaser").

            The Corporation and the Purchaser hereby agree as follows:

                                    SECTION 1

                  Authorization, Purchase and Sale of the Stock

            1.1 Authorization of the Stock. The Corporation has authorized issuance and sale of 16,600 shares of its common stock (the "Stock") to purchaser as herein provided.

            1.2 Sale and Purchase of the Stock. At the Closing, subject to the terms and conditions hereof and in reliance upon the representations, warranties and agreements contained herein, the Purchaser will purchase the Stock from the Corporation at a purchase price of $3.675 per share, $61,005.00 in total.

                                    SECTION 2

                          Closing, Payment and Delivery

            2.1 Closing Date and Place of Closing. The closing shall be held as soon as practicable, and in no event more than 5 business days after execution of this Agreement, on such date as the Corporation and the Purchaser may agree to (the "Closing Date") and shall be held at the offices of Dimensional Fund Advisors Inc., 1299 Ocean Avenue, Santa Monica, CA 90401.

            2.2 Payment and Delivery. At the Closing, the Purchaser will pay or cause to be paid to the Corporation by wire funds transfer the entire purchase price. The Corporation will deliver in advance of the Closing to an institutional custodian designated by the Purchaser a certificate or certificates, registered in such name or names as Purchaser may designate, representing all of the stock, with instructions that such certificates are to be held for the account of Purchaser upon payment of the purchase price.

            2.3 Covenant of Best efforts and Good Faith. The Corporation and the Purchaser agree to use their respective best efforts and to act in good faith to cause to occur all conditions to Closing which are in their respective control.

                                    SECTION 3

                            Purchase Price Adjustment

            3.1. Subsequent Sale at Lower Price. If during the twelve month period following the Closing Date (the "Anniversary Period"), the Corporation shall, on any one or more occasion, sell any shares of its common stock or any security convertible into or exercisable in respect of common stock, or issue additional shares of common stock upon conversion during the Anniversary Period of its currently outstanding Series A Convertible Preferred Stock for a selling price per share or a conversion price per share which shall be lower than the purchase price per share of the Stock sold to Purchaser pursuant to Section 1.2 hereof (such lower price or prices being the "Reset Price"), the purchase price per share of the Stock sold to the Purchaser hereunder shall be adjusted downward as at the end of the Anniversary Period so as to equal the Reset Price. The lowest selling price per share or conversion price per share at which the Corporation shall issue its common stock during the Anniversary Period shall determine the applicable Reset Price; provided, that

                  (a) the lowest sales or conversion prices associated with issuances by the Corporation of up to 10,000 shares of the Corporation's common stock, and

                  (b) issuances of shares of the Corporation's common stock by Commodore Environmental Services, Inc. ("COES"), the parent of the Corporation, upon conversion of Series D Convertible Preferred Stock of COES or upon exercise of certain warrants to purchase shares of the Corporation's common stock granted by COES, irrespective of the conversion or exercise price per share, shall be excluded in determining such Reset Price.

            3.2. Adjustment Mechanism. If an adjustment of the purchase price for the Stock is required pursuant to this Section 3, the Corporation shall, not later than five business days (subject to the provisions of Subsection 3.6 hereof) following the expiration of the Anniversary Period, refund to Purchaser in cash the amount of such downward adjustment which shall be equal to the product of (a) the total number of shares of common stock originally delivered to Purchaser hereunder, multiplied by (b) the difference between the purchase price per share set forth in Section 1.2 and the final Reset Price. If for any reason the Corporation fails to make such cash refund within 10 days after it becomes due pursuant to this Section 3.2, then the Corporation shall immediately deliver to Purchaser such number of additional shares of common stock as will cause (i) the total number of shares of common stock delivered to Purchaser hereunder, multiplied by (ii) the Reset Price, to equal the total purchase price set forth in Section 1.2 hereof; provided, however, that the Corporation shall effect such adjustment in cash, in whole or in part, to the extent required by the following subsection.

            3.3. Limitation on Number of Shares. Purchaser and other entities advised by Dimensional Fund Advisors Inc. shall not be required to accept, by way of any such adjustment, a number of shares of the Corporation such that the total number of such shares held by Purchaser and such other entities, which were held by them on the date of this Agreement or acquired by them pursuant to this Agreement or agreements of like tenor with such other entities, would exceed 4.99% of the total outstanding stock of the Corporation. The Corporation shall effect the adjustment required by this Section by cash refund to the extent necessary to avoid causing the aforesaid limitation to be exceeded.

            3.4 Capital Adjustments. In case of any stock split or reverse stock split, stock dividend, reclassification of the common stock, recapitalization, merger or consolidation, or like capital adjustment affecting the common stock of the Corporation, the provisions of this Section shall be applied as if such capital adjustment event had occurred immediately prior to the Closing Date and the original purchase price had been fairly allocated to the stock resulting from such capital adjustment; and in other respects the provisions of this Section shall be applied in a fair, equitable and reasonable manner so as to give effect, as nearly as may be, to the purposes hereof.

            3.5. Exclusions. Section 3.1 shall not apply to sales of shares by the Corporation (i) upon conversion or exercise of any convertible securities, options or warrants outstanding on the date hereof, except that with respect to the Corporation's Series A Convertible Preferred Stock, conversions during the Anniversary Period shall be subject to Section 3.1, (ii) pursuant to the provisions of any shareholder-approved employee benefit or incentive plan heretofore or hereafter adopted by the Corporation, or (iii) to an entity which is a strategic investor in the Corporation or an investor which is in a related industry, as opposed to a financial investor.

            3.6. Definitions. For purposes of Section 3.1 hereof, a sale of shares shall mean and include the sale or issuance of rights, options, warrants or convertible securities under which the Corporation is or may become obligated to issue shares of common stock, and the "selling price" of the common stock covered thereby shall be the exercise or conversion price thereof plus the consideration (if any) received by the Corporation upon such sale or issuance. If the selling price or the exercise or conversion price is not determined until after the Anniversary Period, an adjustment pursuant to this Section shall be made promptly following such determination, if required. If shares are issued for a consideration other than cash, the "selling price" shall be the fair value of the such consideration as determined in good faith by the Board of Directors of the Corporation. The term "Stock" as used in this Agreement shall include shares issued pursuant to this Section.


                                       3A

                                    SECTION 4

                Representations and Warranties of the Corporation

            The Corporation hereby represents and warrants to the purchaser that:

            4.1 Corporate Power, Qualification and Standing. The Corporation and its subsidiaries are validly existing and in good standing under the laws of their respective jurisdictions of incorporation and each of them is qualified to transact business in each jurisdiction in which its ownership of property or conduct of activities requires such qualification. The Corporation has all requisite corporate power and authority to enter into this Agreement, to sell the stock and to carry out and perform its other obligations under this Agreement.

            4.2 S.E.C. Reports; Financial Statements. The common stock of the Corporation is registered under Section 12(b) or (g) of the Securities Exchange Act of 1934 and the Corporation is in full compliance with its reporting and filing obligations under said Act. The Corporation has delivered to Purchaser all of its Annual Reports to shareholders and its reports on Form 10K, and all its quarterly reports to shareholders, quarterly reports on Form l0Q, and each other report, registration statement, definitive proxy statement or other document filed with the S.E.C. since the beginning of said three fiscal years (collectively, the "SEC Reports"). The SEC Reports do not (as of their respective dates) contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading. The audited and unaudited financial statements of the Corporation included in the SEC Reports (the "Financial Statements") have been prepared in accordance with generally accepted accounting principles applied on a consistent basis (except as stated in such Financial Statements or the notes thereto) and fairly present the financial position of the Corporation and its consolidated subsidiaries as of the dates thereof and the results of their operations and changes in financial position for the periods then ended. Except as publicly disclosed by the Corporation in the SEC Reports or otherwise, since the end of the most recent of said fiscal years there has been no material adverse change in the business, financial condition, or results of operations of the Corporation and its subsidiaries taken together as a consolidated whole, and there is no existing condition, event or series of events which can reasonably be expected to have a material adverse effect on the business, financial condition or results of operations of the Corporation and its subsidiaries taken together as a consolidated whole, or its ability to perform its obligations under this Agreement.

            4.3 Authorization; No Conflict. Execution and delivery of this Agreement and issuance and sale of the Stock have been duly authorized by all necessary corporate action of the Corporation, and the Stock when issued will be validly issued, fully paid and non-assessable. Performance by the Corporation of its obligations under this Agreement will not conflict with or violate (i) the charter documents or bylaws of the Corporation, (ii) any indenture, loan agreement, lease, mortgage or other material agreement binding on the Corporation, (iii) any order of a court or administrative agency binding on the Corporation, or (iv) any applicable law or governmental regulation; and such performance does not and will not require the permission or approval of any governmental agency, and will not result in the imposition or creation of any lien or charge against any assets of the Corporation. Except as disclosed in the Financial Statements or on Exhibit A hereto, (i) the Corporation has no obligation to redeem or repurchase any of its equity securities, (ii) no shareholder or other person has pre-emptive or other rights to acquire equity securities of the Corporation, and (iii) the corporation has no obligation to register any of its securities otherwise than pursuant to Section 8 of this Agreement or as disclosed on Exhibit A hereto.

            4.4 Material Agreements; No Defaults. All material indentures, loan agreements, leases, mortgages and other agreements binding on the Corporation or its subsidiaries are identified in the list of exhibits contained in the Corporation's most recent 10K report ("Other Agreements"). No material default on the part of the Corporation or any of its subsidiaries (including any event which, with notice or the passage of time, would constitute a default) exists under any of the Other Agreements.

            4.5 Material Liabilities. Except for liabilities disclosed in the Financial Statements or the SEC Reports, and obligations under the Other Agreements, the Corporation and its subsidiaries have no material liabilities or obligations, absolute or contingent, other than liabilities arising in the ordinary course of business subsequent to the date of the most recent of the Financial Statements.

            4.6 Properties. The Corporation and its subsidiaries (i) have good title to the properties and assets reflected in the Financial Statements as owned by them, (ii) have valid leasehold interests in the properties leased by them, and (iii) own or have the right to use under valid license agreements all trademarks, trade names, copyrights, patents and other intellectual property rights regularly utilized by them; subject in each case to no material liens, security interests or adverse claims except as disclosed in the Financial Statements.

            4.7 Litigation. There are no material legal actions, arbitrations, or administrative proceedings pending against the

Corporation or its subsidiaries, except for the matters disclosed in the SEC Reports.

            4.8 Tax Matters. The Corporation and its subsidiaries have filed on a timely basis all tax returns required to be filed by them and have paid their taxes prior to delinquency, and have made adequate accruals for tax liabilities on the Financial Statements in accordance with generally accepted accounting principles.

            4.9 ERISA Compliance. Neither the Corporation nor any of its subsidiaries has incurred any material funding deficiency within the meaning of the Employee Retirement Income Security Act of 1974, as amended ("ERISA") or any material liability to the Pension Benefit Guarantee Corporation in connection with any employee benefit plan. The Corporation and its subsidiaries are in compliance in all material respects with all applicable provisions of ERISA, and have no obligations with respect to any multi-employer plan. No "reportable event" as such term is defined in ERISA, which may result in any material liability, has occurred with respect to any employee benefit or other plan maintained for employees of the Corporation or any subsidiary.

            4.10 Environmental Matters. Except as disclosed in the SEC Reports, neither the Corporation nor any of its subsidiaries (i) has been notified by any governmental authority that it is, or may be, a Responsible Party with respect to cleanup or remediation of any environmental condition or hazardous waste site, (ii) has violated any law, regulation, order or requirement of governmental authority with respect to Hazardous Substances, or (iii) has incurred any material liability for violation or noncompliance with applicable Environmental Regulations. The term "Environmental Regulations" means any law, regulation, order or requirement relating to protection of the environment, including without limitation, the Clean Air Act, the Clean Water Act, the Comprehensive Environmental Response, Compensation and Liability Act, the Resource Conservation and Recovery Act, the Hazardous Materials Transportation Act and the Toxic Substances Control Act. The term "Hazardous Substance" means any substance defined or listed as such in any Environmental Regulation.

            4.11 Other Matters. The Corporation is not now and will not be after giving effect to the receipt of the proceeds from the sale of the Stock an "Investment Company" within the meaning or the Investment Company Act of 1940, nor will it be controlled by or acting on behalf of any person which is such an investment company. The Corporation is not selling the Stock "for the purpose of purchasing or carrying any margin stock" within the meaning of Regulation G of the Board of Governors of the Federal Reserve System. The Corporation has not offered the Stock to any person other than the Purchaser.

                                    SECTION 5

                 Representations and Warranties of the Purchaser

            The Purchaser represents and warrants to the Corporation that:

            5.1 Corporate Power and Authority. It is validly existing and in good standing with all requisite power and authority to enter into this Agreement and carry out its obligations hereunder and has taken all actions necessary to authorize it to enter into this Agreement and carry out such obligations.

            5.2 Investment. It is acquiring the Stock for investment and not with the view to, or for resale in connection with, any distribution thereof. It is an "accredited investor" within the meaning of the Securities Act of 1933 and the rules thereunder. It understands that the Stock has not been registered under the Securities Act of 1933 nor qualified under any State blue sky law by reason of specified exemptions therefrom which depend upon, among other things, the bona fide nature of its investment intent as expressed herein.

            5.3 Rule 144. It acknowledges that the Stock must be held indefinitely unless it is subsequently registered under the Securities Act of 1933 or an exemption from such registration is available. It has been advised or is aware of the provisions of Rule 144 promulgated under the Securities Act.

                                    SECTION 6

                   Conditions to Obligations of the Purchaser

            The obligation of the Purchaser to purchase the Stock is subject to the fulfillment on or prior to the Closing Date of each of the following conditions:

                  (a) Representations and Warranties. The representations and warranties of the Corporation shall be true and correct in all material respects on the Closing Date.

                  (b) Performance. All covenants, agreements and conditions contained in this Agreement to be performed or complied with by the Corporation on or prior to the Closing Date shall have been performed or complied with in all material respects.

                  (c) Opinion of Corporation's Counsel. The Purchaser shall have received from counsel to the Corporation an opinion confirming the representations set forth in the first sentence of Section 4.3 hereof, and on the basis of such counsel's review of the Other Agreements and certificates of officers of the

Corporation as to factual matters, confirming the representations set forth in the second and third sentences of Section 4.3 thereof.

                  (d) Legal Issuance. At the time of the Closing, the issuance and purchase of the Stock shall be legally permitted by all laws and regulations to which the Purchaser and the Corporation are subject.

                  (e) Proceedings and Documents. All corporate and other proceedings in connection with the transactions contemplated hereby and all documents and instruments incident to such transactions shall be satisfactory in form and substance to the Purchaser and its counsel.

                  (f) Satisfaction of Obligations to Broker. The corporation shall have furnished the Purchaser with assurances satisfactory to the Purchaser that the Corporation has satisfied its obligations to any broker entitled to compensation in connection with the sale of the Stock.

                                    SECTION 7

                    Conditions to Obligations of the Corporation

            The Corporation's obligation to sell the Stock is subject to the fulfillment on or prior to the Closing Date of each of the following conditions:

                  (a) Representations and Warranties. The representations and warranties made by the Purchaser shall be true and correct in all material respects on the Closing Date.

                  (b) Legal Issuance. At the time of the Closing, the issuance and purchase of the Stock. shall be legally permitted by all laws and regulations to which the Purchaser and the Corporation are subject.

                  (c) Payment. The Corporation shall concurrently receive payment for the Stock as provided in Section 2.

                                    SECTION 8

                              Covenant to Register

            (a) For purposes of this Section 8, the following definitions shall apply:

                  (i) The terms "register", "registered", and "registration" refer to a registration under the Securities Act of 1933, as amended (the "Act") effected by preparing and filing a registration statement or similar document in compliance with the Act or an amendment thereto, and the declaration or ordering of effectiveness of such registration statement, document or amendment thereto.

                  (ii) The term "Registrable Securities" means the Stock and any securities of the Corporation or securities of any successor corporation issued as, or issuable upon the conversion or exercise of any warrant, right or other security that is issued as, a dividend or other distribution with respect to, or in exchange for or in replacement of, the Stock.

            (b) (i) At any time after one hundred and twenty (120) days after the date of this Purchase Agreement and from time to time thereafter, Purchaser shall have the right to require by notice in writing that the Corporation register all or any part of the Registrable Securities held by Purchaser (a "Demand Registration") and the Corporation shall thereupon effect such registration in accordance herewith. The corporation agrees to file a registration statement (Form S-

      3) in order to register the Common Stock and to cause such registration statement to be declared effective within ninety (90) days of Closing. A 3% cash penalty will accrue for every thirty (30) days after such date that the securities remain unregistered. The penalty shall be pro-rated for periods of less than thirty (30) days.

                  (ii) The Corporation shall not be obligated to effect Demand Registration (i) if all of the Registrable Securities held by Purchaser which are intended to be covered by the Demand Registration are, at the time of the request of a Demand Registration, included in an effective registration statement and the Corporation is in compliance with its obligations under Subsection (d) (ii) through (v) hereof with respect to such registration statement, or (ii) within 120 days after the effective date of any other registration as to which Purchaser was given piggy-back rights pursuant to subsection (c) hereof and in which Purchaser was able to register and sell at least eighty percent (80%) of the Registrable Securities requested by Purchaser to be included in such registration.

            (c) If the Corporation proposes to register (including for this purpose a registration effected by the Corporation for shareholders other than the Purchaser) any of its stock or other securities under the Act in connection with a public offering of such securities (other than a registration on Form S-4, Form S-8 or other limited purpose form) and the Registrable Securities have not heretofore been included in a registration statement under Subsection (b), which remains effective, the Corporation shall, at such time, promptly give the Purchaser written notice of such registration. Upon the written request of the Purchaser given within twenty (20) days after receipt of such notice by the Purchaser, the Corporation shall cause to be registered under the Act all of the Registrable Securities that the Purchaser has requested to be registered. However, the Corporation shall have no obligation under this Subsection (c) to the extent that, with respect to a public offering registration, any underwriter of such public offering reasonably requests that the Registrable Securities or a portion thereof be excluded therefrom.

            (d) Whenever required under this Section 8 to effect the registration of any Registrable Securities, the Corporation shall, as expeditiously as reasonably possible:

                  (i) Prepare and file with the SEC a registration statement with respect to such Registrable Securities and use its best efforts to cause such registration to become effective and, upon the request of the Purchaser, keep such registration statement effective for so long as Purchaser desires to dispose of the securities covered by such registration statement (but not after Purchaser in the reasonable opinion of its counsel is free to sell such securities under the provisions of Rule 144(k) under the Act).

                  (ii) Prepare and file with the SEC such amendments and supplements to such registration statements and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the Act with respect to the disposition of all securities covered by such registration statement.

                  (iii) Furnish to the Purchaser such numbers of copies of a prospectus, including a preliminary prospectus, in conformity with the requirements of the 1933 Act, and such other documents as the Purchaser may reasonably request in order to facilitate the disposition of Registrable Securities owned by Purchaser.

                  (iv) Use its best efforts to register and qualify the securities covered by such registration statement under such other securities or Blue Sky laws of such jurisdictions as shall be reasonably requested by Purchaser, provided that the Corporation shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service and process in any such states or jurisdictions.

                  (v) Notify Purchaser of the "happening" of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing.

                  (vi) Furnish, at the request of Purchaser, an opinion of counsel of the Corporation, dated the effective date of the registration statement, as to the due authorization and issuance of the securities being registered and compliance with securities laws by the Corporation in connection with the authorization and issuance thereof.

            (e) The Purchaser will furnish to the Corporation in connection with any registration under this Section 8 such information regarding itself, the Registrable Securities and other securities of the Corporation held by it, and the intended method of disposition of such securities as shall be required to effect the registration of the Registrable Securities held by Purchaser.

            (f) (i) The Corporation shall indemnify, defend and hold harmless each holder of Registrable Securities which are included in a registration statement pursuant to the provisions of Subsections (b) or (c), any underwriter (as defined in the Act) for such holder, and the directors, officers and controlling persons of such holder or underwriter from and against, and shall reimburse all of them with respect to, any and all claims, suits, demands, causes of action, losses, damages, liabilities, costs or expenses ("Liabilities") to which any of them may become subject under the Act or otherwise, arising from or relating to (A) any untrue statement or alleged untrue statement of any material fact contained in such registration statement, any prospectus contained therein or any amendment or supplement thereto, or (B) the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading; provided, however, that the Corporation shall not be liable in any such case to the extent that any such Liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission so made in conformity with information furnished by such person in writing specifically for use in the preparation thereof.

                  (ii) Each holder of Registrable Securities included in a registration pursuant to the provisions of Subsection (b) or (c) shall indemnify, defend, and hold harmless the Corporation, its directors and officers, and shall reimburse the Corporation, its directors and officers with respect to, any and all Liabilities to which any of them may become subject under the Act or otherwise, arising from or relating to (A) any untrue statement or alleged untrue statement of any material fact contained in such registration statement, any prospectus contained therein or any amendment or supplement thereto, or (B) the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was so made in reliance upon and in strict conformity with written information furnished by or on behalf of such holder specifically for use in the preparation thereof.

                  (iii) Promptly after receipt by an indemnified party pursuant to the provisions of Subsection (f)(i) or (f)(ii) of notice of the commencement of any action involving the subject matter of the foregoing indemnity provisions, such indemnified party shall, if a claim thereof is to be made against the indemnifying party pursuant to the provisions of subsection (f)(i) or (f)(ii), promptly notify the indemnifying party of the commencement thereof; provided, however, that the failure to so notify the indemnifying party shall not relieve it from its indemnification obligations hereunder except to the extent that the indemnifying party is materially prejudiced by such failure. If such action is brought against any indemnified party and it notifies the indemnifying party of the commencement thereof, the indemnifying party shall have the right to participate in, and, to the extent that it may wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party; provided, however, if the defendants in any action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be legal defenses different from or in addition to those available to the indemnifying party, or if there is conflict of interest which would prevent counsel for the indemnifying party from also representing the indemnified party, the indemnified party shall have the right to select separate counsel to participate in the defense of such action on behalf of such indemnified party. After notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party pursuant to subsection (f)(i) or (f)(ii) for any expense of counsel subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation, unless (A) the indemnified party shall have employed counsel in accordance with the provisions of the preceding sentence, or
      (B) the indemnifying party shall not have employed counsel satisfactory to the indemnified party to represent the indemnified party within a reasonable time after the notice of the commencement of the action. An indemnifying party shall not be responsible for amounts paid in settlement without its consent, provided that its consent may not be unreasonably withheld.

            (g) (i) With respect to the inclusion of Registrable Securities in a registration statement pursuant to subsections (b) or (c), all fees, costs and expenses of and incidental to such registration, inclusion and public offering shall be borne by the Corporation; provided, however, that any securityholders participating in such registration shall bear their pro rata share of the underwriting discounts and commissions, if any.

                  (ii) The fees, costs and expenses of registration to be borne by the Corporation as provided in this Subsection (g) shall include, without limitation, all registration, filing and NASD fees, printing expenses, fees and disbursements of counsel and accountants for the Corporation, and all legal fees and disbursements and other expenses of complying with state securities or Blue Sky laws of any jurisdiction or jurisdictions in which securities to be offered are to be registered and qualified. Fees and disbursements of counsel and accountants for the selling securityholders shall, however, be borne by the respective selling securityholder.

                  (h) The rights to cause the Corporation to register all or any portion of Registrable Securities pursuant to this Section 8 may be assigned by Purchaser to a transferee or assignee of 20% or more of the Stock. Within a reasonable time after such transfer the Purchaser shall notify the Corporation of the name and address of such transferee of assignee and the securities with respect to which such registration rights are being assigned. Such assignment shall be effective only if immediately following such transfer the further disposition of such securities by the transferee or assignee is restricted under the Act. Any transferee asserting registration rights hereunder shall be bound by the provisions of this Section 8.

                  (i) From and after the date of this Agreement, the Corporation shall not agree to allow the holders of any securities of the Corporation to include any of their securities in any registration statement filed by the Corporation pursuant to Subsection (b) unless the inclusion of such securities will not reduce the amount of the Registrable Securities included therein.

                                    SECTION 9

                  Affirmative Covenants of the Corporation

                  The Corporation hereby covenants that, during such time as the Purchaser (or one of its affiliates) owns any Stock, or for four years, whichever period is shorter:

             9.1 Reports and Financial Statements.

                  (a) The Corporation will cause its common stock to continue to be registered under Sections 12(b) or 12(g) of the Securities Exchange Act of 1934, will comply in all respects with its reporting and filing obligations under said Act, and will not take any action or file arty document (whether or not permitted by said Act or the rules thereunder) to terminate or suspend such registration or to terminate or suspend its reporting and filing obligations under said Act. The Corporation will take all action necessary to continue the listing or trading of its common stock on any national securities exchange or the Automated Quotation System of the National Association of Securities Dealers on which such common stock is listed or traded, and will comply in all respects with its reporting, filing and other obligations under the bylaws or rules of said exchange or Association.

                  (b) The Corporation will furnish to the Purchaser, concurrently with the distribution or filing thereof, each annual and quarterly report to its shareholders, its reports on Form 10K and 10Q, and each other report, registration statement, definitive proxy statement or other document filed with the S.E.C., and each press release or other public announcement issued by the Corporation.

            9.2 Maintenance of Office. The Corporation will maintain an office or agency in the United States at such address as may be designated in writing from time to time to the registered holders of the Stock, where notices, presentations and demands to or upon the Corporation in respect of the Stock may be given or made. Unless or until another office or agency is designated by the Corporation, such office shall be at the address set forth adjacent to the name of the Corporation at the foot of this Agreement.

            9.3 Maintenance and Compliance. The Corporation will (i) maintain its corporate existence, rights, powers and privileges in good standing, (ii) comply in all material respects with all laws and governmental regulations and restrictions applicable to its business or properties, (iii) keep records and books of account and maintain a system of internal accounting controls in accordance with generally accepted accounting principles and in compliance with
Section 13(b)(2) of the Securities Exchange Act of 1934, and (iv) retain independent public accountants of recognized national standing as auditors of the Corporation's annual financial statements.

            9.4 Assignment of Rights. The rights of the Purchaser hereunder may be assigned by the Purchaser in connection with the transfer or assignment to a single transferee of not less than 20% of the Stock originally purchased by the Purchaser hereunder, and such rights may be further reassigned by such transferee to another such single transferee. Any transferee asserting rights under this Agreement shall be bound by its provisions.

            9.5 Effect of Covenants. The covenants in Sections 9.1 and 9.3 shall not be deemed to prohibit a merger, sale of all assets or other corporate reorganization if (i) the entity surviving or succeeding to the Corporation is bound by this Agreement with respect to its securities issued in exchange for or replacement of the Stock, or (ii) the consideration received in exchange for or replacement of the Stock is cash.

                                   SECTION 10

                                 Legend on Stock

            Each certificate representing the Stock shall be stamped or otherwise imprinted with a legend substantially in the following form (in addition to any legend required under any applicable state securities laws):

            THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR ANY STATE SECURITIES LAWS. THEY MAY NOT BE SOLD OR OFFERED FOR SALE IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT AS TO THE SECURITIES UNDER SAID ACT AND ANY APPLICABLE STATE SECURITIES LAW OR AN OPINION OF COUNSEL SATISFACTORY TO THE CORPORATION THAT SUCH REGISTRATION IS NOT REQUIRED.

            Upon request of a holder of Stock the Corporation shall remove the foregoing legend or issue to such holder a new certificate therefor free of any such legend, if the Corporation shall have received either an opinion of counsel or a "no-action" letter of the S.E.C., in either case reasonably satisfactory in substance to the Corporation and its counsel, to the effect that such legend is no longer required.

                                   SECTION 11

                                  Miscellaneous

            11.1 Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of California. Any action or proceeding relating to this Agreement may be brought in the courts of California sitting in Los Angeles County, or in the United States courts located in Los Angeles County, California, and each of the parties irrevocably consents to the jurisdiction of such courts in any such action or proceeding.

            11.2 Successors and Assigns. Except as otherwise expressly provided herein, the provisions hereof shall inure to the benefit of and be binding upon the successors and assigns of the parties.

            11.3 Entire Agreement; Amendment. This Agreement (including any Exhibits hereto) and the Other documents delivered pursuant hereto constitute the full and entire understanding and agreement between the parties with regard to the subjects hereof and thereof. Neither this Agreement nor any term hereof may be amended, waived, discharged or terminated except by a written instrument signed by the Corporation and the Purchaser.

            11.4 Notices, etc. All notices and other communications required or permitted hereunder shall be mailed by first-class mail, postage prepaid, or delivered either by hand or by messenger, addressed (a) if to the Purchaser, as indicated below the Purchaser's signature, or at such other address as the Purchaser shall have furnished to the Corporation in writing, or (b) if to any other holder of any Stock, at the address or such holder as shown on the records of the Corporation, or (c) if to the Corporation, at its address set forth below or at such other


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

address as the Corporation shall have furnished to the Purchaser and each such other holder in writing. All such notices or communications shall be deemed given when actually delivered by hand, messenger, facsimile or mailgram or, if mailed, three days after deposit in the U.S. mail.

            11.5 Delays or Omissions. No delay or omission to exercise any right, power or remedy accruing to any party to this Agreement (including any holder of Stock), upon any breach or default of another party under this Agreement, shall impair any such right, power or remedy of such party nor shall it be construed to be a waiver of any such breach or default, or an acquiescence therein, or of or in any similar breach or default thereafter occurring; nor shall any waiver of any single breach or default be deemed a waiver of any other breach or default theretofore, or thereafter occurring. All remedies, either under this Agreement or by law or otherwise afforded to any party, shall be cumulative and not alternative.

            11.6 Severability. In case any provision of the Agreement shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

            11.7 Titles and Subtitles. The titles of the Sections and subsections of this Agreement are for convenience of reference only and are not to be considered in construing this Agreement.

            11.8 Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument.

            IN WITNESS WHEREOF, the parties have caused this Agreement to be executed and delivered by their duly authorized officers as of the day and year first written above.


                                Commodore Applied Technologies, Inc.


                                By: /s/ Michael D. Fullwood
                                    ------------------------------------
                                    Michael D. Fullwood
                                    Senior Vice President and Chief
                                    Administrative and Financial Officer
                                Address:  150 East 58th Street
                                          Suite 3400
                                          New York, NY 10155


                    [Signatures continued on following page]


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

                                       U.S  6-10 Small Company Series of the
                                            DFA Investment Trust Company

                                       By:  /s/
                                            ----------------------------------

                                       Address:   c/o Dimensional Fund Advisors
                                                  1299 Ocean Avenue 12th floor
                                                  Santa Monica, CA 90401


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